                                                                   EXHIBIT 10.10


                                   For Purchases and Leases Direct From Supplier
                                              Subject to Competitive Bid Process






                     CAPITAL EQUIPMENT SUPPLIER AGREEMENT

                                    between

                                 NOVATION, LLC

                                      and

                              NATUS MEDICAL INC.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                               TABLE OF CONTENTS
                               -----------------

                                                                            PAGE
                                                                            ----


1.   Introduction.........................................................    1
     a.   Purchasing and Leasing Opportunities for Members................    1
     b.   Supplier........................................................    1
     c.   Bid.............................................................    1

2.   Contract Award.......................................................    1
     a.   Letter of Award ................................................    1
     b.   Optional Purchasing or Leasing Arrangements.....................    2
     c.   Market Competitive Terms........................................    2
     d.   Changes in Award Prices.........................................    2
     e.   Notification of Changes in Pricing Terms........................    2
     f.   Underutilized Businesses........................................    2

3.   Term and Termination.................................................    3
     a.   Term............................................................    3
     b.   Termination by Novation.........................................    3
     c.   Termination by Supplier.........................................    3

4.   Product Supply.......................................................    3
     a.   Delivery and Invoicing..........................................    3
     b.   Supplies........................................................    4
     c.   Product Fill Rates; Confirmation and Delivery Times.............    4
     d.   Manuals/Schematics/Inspection Procedures........................    4
     e.   Bundled Terms...................................................    4
     f.   Discontinuation of Products; Changes in Packaging...............    4
     g.   Replacement or New Products.....................................    5
     h.   New Technology..................................................    5
     i.   Product Acceptance..............................................    5
     j.   Site Preparation................................................    6
     k.   Installation/Assembly...........................................    6
     l.   Installation/Environmental Issues...............................    6
     m.   Member Services.................................................    6
     n.   Training........................................................    6
     o.   Product Deletion................................................    7
     p.   Return of Products..............................................    7
     q.   Failure to Supply...............................................    7

5.   Product Quality......................................................    7
     a.   Free From Defects...............................................    7
     b.   Warranty Service................................................    8
     c.   Replacement Parts...............................................    8
     d.   Service Response Time...........................................    8
     e.   Uptime Guarantee................................................    8

     f.   Preventive Maintenance..........................................    9
     g.   Upgrades........................................................    9
     h.   Customization Software..........................................    9
     i.   Operational Software............................................    9
     j.   Diagnostic Software.............................................   10
     k.   Data Conversion/Interfaces......................................   10
     l.   Service Contract Cancellation...................................   10
     m.   Product Compliance..............................................   10
     n.   Patent Infringement.............................................   11
     o.   Product Condition...............................................   11
     p.   Recall of Products..............................................   11
     q.   Shelf Life......................................................   11

6.   Century Compliance...................................................   11
     a.   Definitions.....................................................   11
     b.   Representations.................................................   12
     c.   Remedies........................................................   12
     d.   Noncompliance Notice............................................   12
     e.   Survival........................................................   13

7.   Reports and Other Information Requirements...........................   13
     a.   Report Content..................................................   13
     b.   Report Format and Delivery......................................   13
     c.   Other Information Requirements..................................   14

8.   Obligations of Novation..............................................   14
     a.   Information to Members..........................................   14
     b.   Marketing Services..............................................   14

9.   Marketing Fees.......................................................   14
     a.   Calculation.....................................................   14
     b.   Payment.........................................................   15

10.  Administrative Damages...............................................   15

11.  Nonpayment or Insolvency of a Member.................................   16

12.  Insurance............................................................   16
     a.   Policy Requirements.............................................   16
     b.   Self-Insurance..................................................   16
     c.   Amendments, Notices and Endorsements............................   17

13.  Compliance with Law and Government Program Participation.............   17
     a.   Compliance With Law.............................................   17
     b.   Government Program Participation................................   17

14.  Release and Indemnity................................................   17

15.  Books and Records; Facilities Inspections............................   18

16.  Use of Names, Etc....................................................   18

17.  Confidential Information.............................................   18
     a.   Nondisclosure...................................................   18
     b.   Definition......................................................   19

18.  Miscellaneous........................................................   19
     a.   Choice of Law...................................................   19
     b.   Not Responsible.................................................   19
     c.   Third Party Beneficiaries.......................................   19
     d.   Notices.........................................................   19
     e.   No Assignment...................................................   20
     f.   Severability....................................................   20
     g.   Entire Agreement................................................   20

                            INDEX  OF DEFINED TERMS
                            -----------------------

                                                                           PAGE
                                                                           ----
          Agreed Percentage...............................................   15
          Award Letter....................................................    1
          Award Prices....................................................    1
          Bid.............................................................    1
          Calendar-Related................................................   12
          Century Noncompliance...........................................   12
          Clients.........................................................    1
          Confidential Information........................................   19
          Effective Date..................................................    3
          Equipment.......................................................    1
          FDA.............................................................   17
          Federal health care program.....................................   17
          Forms...........................................................    1
          Gregorian calendar..............................................   12
          Guidebook.......................................................   14
          Indemnitees.....................................................   17
          Legal Requirements..............................................   17
          Marketing Fees..................................................   14
          Members.........................................................    1
          Non-Price Specifications........................................    1
          Novation........................................................    1
          Novation Database...............................................    1
          Products........................................................    1
          Reporting Month.................................................   13
          Services........................................................    1
          Special Conditions..............................................    1
          Supplier...................................................title page
          Supplies........................................................    1
          Systems.........................................................   12
          Term............................................................    3
          timely..........................................................   13
          Warranty Period.................................................    7

                                 NOVATION, LLC

                     CAPITAL EQUIPMENT SUPPLIER AGREEMENT

1. Introduction.

     a. Purchasing and Leasing Opportunities for Members. Novation, LLC
        ------------------------------------------------
("Novation") is engaged in providing purchasing and leasing opportunities with respect to high quality products and services to participating health care providers ("Members"). Members are entitled to participate in Novation's programs through their membership or other participatory status in any of the following client organizations: VHA Inc., University HealthSystem Consortium, and HealthCare Purchasing Partners International, LLC (collectively, "Clients"). Novation is acting as the exclusive agent for each of the Clients and certain of each Client's subsidiaries and affiliates, respectively (and not collectively), with respect to this Agreement. A current listing of Members is maintained by Novation in the electronic database described in the Guidebook referred to in Subsection 7.c below ("Novation Database"). A provider will become a "Member" for purposes of this Agreement at the time Novation adds the provider to the Novation Database and will cease to be a "Member" for such purposes at the time Novation deletes the provider from the Novation Database.

     b. Supplier. Supplier is the manufacturer of the equipment ("Equipment"),
        --------
and/or parts and supplies (collectively, "Supplies"), and/or the provider of services ("Services"), all as listed on Exhibit A. (The Equipment, Supplies and/or Services are collectively referred to herein as "Products").

     c. Bid. Supplier has responded to Novation's Invitation to Bid by
        ---
submitting its written offer ("Bid") to Novation consisting of this Agreement, the listing of Products and the pricing, financing and/or lease terms therefor (collectively, "Award Prices") attached hereto as Exhibit A, the other specifications attached hereto as Exhibit B ("Non-Price Specifications"), the Special Conditions attached hereto as Exhibit C ("Special Conditions"), and any other materials required to be submitted in accordance with the Bid Instructions.

2.      Contract Award.

     a. Letter of Award. By executing and delivering the Letter of Award
        ---------------
attached hereto as Exhibit D ("Award Letter") to Supplier, Novation will have accepted the Bid, and Novation and Supplier therefore agree that Supplier will make the Products available for purchase and/or lease by the Members at the Award Prices in accordance with the terms of this Agreement and the forms of purchase, lease, license, financing or servicing agreements, if any, attached hereto as Exhibit E (collectively, "Forms"); provided, however, that Novation's award of this Agreement to Supplier will not constitute a commitment by any person to purchase or lease any of the Products. No obligations of Novation set forth in this Agreement will be valid or enforceable against Novation unless and until the Award Letter has been duly executed by Novation and attached as an exhibit hereto. Supplier acknowledges that, in making its award to Supplier, Novation has materially relied on all representations, warranties and agreements made by Supplier as part of the Bid and that all such representations, warranties and agreements will survive acceptance of the Bid.

     b. Optional Purchasing or Leasing Arrangements. Novation and Supplier agree
        -------------------------------------------
that each Member will have the option of purchasing or leasing the Products under the terms of this Agreement and the Forms or under the terms of any other purchasing, pricing, leasing, licensing or financing arrangement that may exist between such Member and Supplier at any time during the Term; provided, however, that, regardless of the arrangement. Supplier will comply with Sections 7 and 9 below. If any Member uses any other purchasing, pricing, leasing, licensing or financing arrangement with Supplier when ordering products covered by any contract between Supplier and Novation, Supplier will notify such Member of the pricing and other significant terms of the applicable Novation contract.

     c. Market Competitive Terms. Supplier agrees that the prices, quality,
        ------------------------
value and technology of all Products purchased or leased under this Agreement will remain market competitive at all times during the Term. Supplier agrees to provide prompt written notice to Novation of all offers for the sale or lease of the Products made by Supplier during the Term on terms that are more favorable to the offeree than the terms of this Agreement. Supplier will lower the Award Prices or increase any discount applicable to the purchase or lease of the Products as necessary to assure market competitiveness. If at any time during the Term Novation receives information from any source suggesting that Supplier's prices, quality, value or technology are not market competitive, Novation may provide written notice of such information to Supplier, and Supplier will, within five (5) business days for Novation's private label Products and within ten (10) business days for all other Products, advise Novation in writing of and fully implement all adjustments necessary to assure market competitiveness.

     d. Changes in Award Prices. Unless otherwise expressly agreed in any
        -----------------------
exhibit to this Agreement, the Award Prices will not be increased and any discount will not be eliminated or reduced during the Term. In addition to any changes made to assure market competitiveness, Supplier may lower the Award Prices or increase any discount applicable to the purchase or lease of the Products at any time.

     e. Notification of Changes in Pricing Terms. Supplier will provide not less
        ----------------------------------------
than [***] prior written notice to Novation and not less than [***] prior written notice to all Members of any change in pricing terms permitted or required by this Agreement. For purposes of the foregoing notification requirements, a change in pricing terms will mean any change that affects the delivered price to the Member, including, without limitation, changes in list prices, discounts or pricing tiers or schedules. Such prior written notice will be provided in such format and in such detail as may be required by Novation from time to time, and will include, at a minimum, sufficient information to determine line item pricing of the Products for all affected Members.

     f. Underutilized Businesses. Certain Members may be required by law,
        ------------------------
regulation and/or internal policy to do business with underutilized businesses such as Minority Business Enterprises (MBE), Disadvantaged Business Enterprises
(DBE), Small Business Enterprises

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(SBE), Historically Underutilized Businesses (HUB) and/or Women-owned Business Enterprises (WBE). To assist Novation in helping Members meet these requirements. Supplier will comply with all Novation policies and programs with respect to such businesses and will provide, on request, Novation or any Member with statistical or other information with respect to Supplier's utilization of such businesses as a vendor, distributor, contractor or subcontractor.

3.      Term and Termination.

     a. Term. This Agreement will be effective as of the effective date set
        ----
forth in the Award Letter ("Effective Date"), and, unless sooner terminated, will continue in full force and effect for the initial term set forth in the Non-Price Specifications and for any renewal terms set forth in the Non-Price Specifications by Novation's delivery of written notice of renewal to Supplier not less than ten (10) days prior to the end of the initial term or any renewal term, as applicable. The initial term, together with the renewal terms, if any, are collectively referred to herein as the "Term."

     b. Termination by Novation. Novation may terminate this Agreement at any
        -----------------------
time for any reason whatsoever by delivering not less than ninety (90) days' prior written notice thereof to Supplier. In addition, Novation may terminate this Agreement immediately by delivering written notice thereof to Supplier upon the occurrence of either of the following events:

        (1) Supplier breaches this Agreement; or

        (2) Supplier becomes bankrupt or insolvent or makes an unauthorized assignment or goes into liquidation or proceedings are initiated for the purpose of having a receiving order or winding up order made against Supplier, or Supplier applies to the courts for protection from its creditors.

Novation's right to terminate this Agreement due to Supplier's breach in accordance with this Subsection is in addition to any other rights and remedies Novation, the Clients or the Members may have resulting from such breach, including, but not limited to, Novation's and the Clients' right to recover all loss of Marketing Fees resulting from such breach through the date of termination and for one hundred eighty (180) days thereafter.

     c. Termination by Supplier. Supplier may terminate this Agreement at any
        -----------------------
time for any reason whatsoever by delivering not less than one hundred eighty
(180) days' prior written notice thereof to Novation.

4.      Product Supply.

     a. Delivery and Invoicing. Supplier agrees to deliver Products ordered by
        ----------------------
the Members to the Members, FOB destination, and will direct its invoices to the Members in accordance with this Agreement. Supplier agrees to prepay and absorb charges, if any, for transporting Products to the Members. Exhibit F attached hereto sets forth a delivery schedule constituting the minimum delivery lead times for the Equipment from the date of a Member's purchase order. The actual delivery lead times may be increased by the ordering Member based on its needs. Exhibit G attached hereto sets forth the amount of liquidated damages payable by Supplier to the Member in the event of Supplier's failure for any reason to comply with the agreed delivery schedule. Supplier will make whatever arrangements are reasonably necessary with the Members to implement the terms of this Agreement; provided, however, Supplier will not impose any purchasing or leasing commitment on any Member as a condition to the Member's purchase or lease of any Products pursuant to this Agreement.

     b. Supplies. Supplies necessary for the operation of the Equipment will be
        --------
made available by Supplier to the Members at the prices or discounts listed on Exhibit A. All warranties and guarantees will remain in force regardless of the source from which the Member purchases Supplies.

     c. Product Fill Rates; Confirmation and Delivery Times. Supplier agrees to
        ---------------------------------------------------
provide product fill rates to the Members for Supplies of greater than [***], calculated as line item orders. Supplier will provide confirmation of orders Supplies from the Members via the electronic data interchange described in the Guidebook referred to in Subsection 7.c below within [***] business days after placement of the order and will deliver the Supplies to the Members within [***] business days after placement of the order.

     d. Manuals/Schematics/Inspection Procedures. Supplier will provide to the
        -----------------------------------------
Members two complete and unabridged sets of operator service manuals for each model of Equipment purchased or leased, including all subassemblies and peripheral devices (including those manufactured by others). The technical service manuals furnished to the Members will be at least as complete and comprehensive as those furnished to Supplier's technical service personnel and at a minimum must include theory of operation (including software), electrical and mechanical schematics, preventive maintenance procedure and schedules, replacement parts lists, and troubleshooting documentation. All updates to such manuals will be provided to the applicable Members within two (2) weeks after the release of such updates.

     e. Bundled Terms. Supplier agrees to give Novation prior written notice of
        -------------
any offer Supplier makes to any Member to sell or lease products that are not covered by this Agreement in conjunction with Products covered by this Agreement under circumstances where the Member has no real economic choice other than to accept such bundled terms.

     f. Discontinuation of Products: Changes in Packaging. Supplier will have no
        -------------------------------------------------
unilateral right to discontinue any of the Products or to make any changes in packaging which render any of the Products substantially different in use, function or distribution. Supplier may request Novation in writing to agree to a proposed discontinuation of any Products or a proposed substantial change in packaging for any Products at least [***] days prior to the proposed implementation of the discontinuation or change. Under no circumstances will any Product discontinuation or substantial packaging changes be permitted under this Agreement without Novation's agreement to the discontinuation or substantial change. In the event Supplier implements such proposed discontinuation or substantial change without Novation's agreement

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

thereto in writing, in addition to any other rights and remedies Novation or the Members may have by reason of such discontinuation or substantial change, (i) Novation will have the right to terminate any or all of the Product(s) subject to such discontinuation or substantial change or to terminate this Agreement in its entirety immediately upon becoming aware of the discontinuation or substantial change or any time thereafter by delivering written notice thereof to Supplier: (ii) the Members may purchase or lease products equivalent to the discontinued or substantially changed Products from other sources and Supplier will be liable to the Members for all reasonable costs in excess of the Award Prices plus any other damages which they may incur: and (iii) Supplier--will be liable to Novation and the Clients for any loss of Marketing Fees resulting from such unacceptable discontinuation or substantial change plus any other damages which they may incur.

     g. Replacement or New Products. Supplier will have no unilateral right to
        ---------------------------
replace any of the Products listed in Exhibit A with other products or to add new products to this Agreement. Supplier may request Novation in writing to agree to a replacement of any of the Products or the addition of a new product that is closely related by function or use to an existing Product at least sixty
(60) days prior to the proposed implementation of the replacement or to the new product introduction. Under no circumstances will any Product replacement or new product addition to this Agreement be permitted without Novation's agreement to the replacement or new product.

     h. New Technology. During the Term, Supplier will disclose to Novation new
        --------------
technology developed by Supplier which provides the same function as the Equipment or any component thereof. Upon introduction of the new technology by Supplier, each Member will be provided the option to exchange any Equipment or component purchased, leased or ordered hereunder for the new technology upon the terms and conditions set forth in Exhibit H attached hereto.

     i. Product Acceptance. A period of sixty (60) days from the first
        ------------------
operational use will be given to the Members for the purpose of acceptance testing of the Equipment. Upon completion of the installation, the Equipment will meet or exceed the specifications set out in Exhibit B and the specifications set forth in Supplier's published brochures. Acceptance testing will include, but is not limited to, safety testing, calibration, performance testing, documentation inspection and testing for adherence to specifications. Formal acceptance and invoice payment will occur only after the results of the foregoing tests have been verified by the Member with at least thirty (30) days of operational use, but not later than sixty (60) days from the first operational use, at the Member's discretion. A complete set of all test documentation and procedures will be made available to the Member prior to final acceptance. As a condition for the acceptance of the Equipment, the Equipment must have achieved uptime of at least [***] over the thirty (30) day period immediately preceding acceptance, with uptime calculated in accordance with Subsection 5.e below. If the Equipment fails the acceptance testing, the Member may, at its discretion, return the Equipment to the Supplier for a complete cash refund/exchange. If the Equipment passes the acceptance testing, the Warranty Period for the Equipment will begin sixty (60) days from the first operational use.

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

     j. Site Preparation. A general description of the pre-installation and site
        ----------------
preparation services (including, but not limited to, drawings, specifications or other materials necessary for site preparation) provided by Supplier together with a general description of site preparation costs for which the Members will be responsible is set forth in Exhibit I attached hereto. Supplier will provide the Members with a more specific description of pre-installation planning and site preparation services and site preparation costs at the time the Member requests a quote from Supplier.

     k. Installation/Assembly. A general description of the installation and/or
        ---------------------
assembly requirements for the Equipment is set forth in Exhibit J attached hereto, including an estimate of any additional costs involved. At the time the Member requests a quote from Supplier, Supplier will provide a more detailed description of the installation and/or assembly requirements, including, but not limited to, electrical, mechanical (HVAC), structural (including seismic where applicable), and plumbing requirements. Based on past installations and a review of the Member's site, Supplier will provide an estimate of the cost that the Member will bear for each component of the installation and/or assembly, regardless if supplied by Supplier or the Member. The Member will specify whether Supplier or the Member will be responsible for the installation and/or assembly. If Supplier is specified as having responsibility for the installation and/or assembly, Supplier will include estimated dates and times for installation and/or assembly as part of the agreed delivery schedule referred to in Subsection 4.a above. If the Member will be taking the responsibility for installation and/or assembly, Supplier will contact the individual selected by the Member that will be responsible for the installation and/or assembly of the Equipment.

     l. Installation/Environmental Issues. Supplier will bear all costs
        ---------------------------------
associated with the removal of packaging, crating and other material associated with the installation of the Equipment. Supplier, at the discretion of the Member, will remove the retired equipment at Supplier's expense, including any expenses associated with the proper disposal of hazardous or other wastes.

     m. Member Services. Supplier will consult with each Member to identify the
        ---------------
Member's policies relating to access to facilities and personnel. Supplier will comply with such policies and will establish a specific timetable for sales calls by sales representatives and, if applicable, service calls by service representatives, to satisfy the needs of the Member. Supplier will promptly respond to Members' reasonable requests for verification of purchase or leasing history.

     n. Training. A description and schedule of the technical service training
        --------
offered by Supplier is attached hereto as Exhibit K. Supplier will, unless otherwise provided in any exhibit hereto, at no cost for tuition, travel, lodging or out of pocket expenses to the Member, allow a minimum of two (2) of the Member's staff members to attend Supplier's technical service training school. Supplier will also allow the Member to reproduce all training material for use by the Member's personnel at the Member's facility. Failure to provide the opportunity for at least two (2) of the Member's staff to complete Supplier's technical service training school prior to the expiration of the Warranty Period will cause the warranty to be extended until the end of a thirty
(30) day period after the training has been completed. In addition, Supplier will provide inservice training for both operators and technical service staff of the Member at the Member's site at Supplier's own cost, unless otherwise provided in any exhibit hereto, for the Equipment as requested by any Member prior to the completion of the [***] acceptance period referenced in Subsection 4.i above and will continue such inservice training for the period required by the Member to complete training for the required personnel. Supplier will provide follow-up inservice training as determined by the Member for the life of the Equipment at no additional charge regardless of where the training is performed.

     o. Product Deletion. Notwithstanding anything to the contrary contained in
        ----------------
this Agreement, Novation may delete any one or more of the Products from this Agreement at any time, at will and without cause, upon not less than sixty (60) days' prior written notice to Supplier.

     p. Return of Products. Any Member, in addition to and not in limitation of
        ------------------
any other rights and remedies, will have the right to return Products to Supplier under any of the following circumstances: (1) the Product is ordered or shipped in error: (2) the Product is received damaged, or is defective or nonconforming: (3) the Product is one which a product manufacturer or supplier specifically authorizes for return: or (4) the Product is recalled. In addition, any Member, in addition to and not in limitation of any other rights and remedies, will have the right to return Supplies to Supplier under any of the following circumstances: (1) the Supplies are no longer needed by the Member due to deletion from its standard supply list or changes in usage patterns, provided the Supplies are returned at least six (6) months prior to their expiration date and are in re-saleable condition: or (2) the Supplies are received outdated or are otherwise unusable. Supplier agrees to accept the return of Products under each of the foregoing circumstances without charge and for full credit.

     q. Failure to Supply. In the event of Supplier's failure to perform its
        -----------------
supply obligations in accordance with the terms of this Section 4, the Member ma purchase or lease products equivalent to the Products from other sources and Supplier will be liable to the Member for all reasonable costs in excess of the Award Prices plus any other damages which they may incur. In such event, Supplier will also be liable to Novation and the Clients for any loss of Marketing Fees resulting from such failure plus any other damages which they may incur. The remedies set forth in this Subsection are in addition to any other rights and remedies Novation, the Clients or the Members may have resulting from such failure.

5.      Product Quality.

     a. Free From Defects. Supplier warrants the Products, including, but not
        -----------------
limited to, all attachments, subsystems and components thereof, against defects in material, workmanship, design and manufacturing for the warranty period set forth in Exhibit L attached hereto ("Warranty Period"). Supplier will make all necessary arrangements to assign such warranty to the Members. Supplier further represents and warrants that the Products will conform to the specifications, drawings, and samples furnished by Supplier or contained in the Non-Price Specifications and will be safe for their intended use. If any Products are defective and a claim is made by a Member on account of such defect during the Warranty Period, Supplier will, at the

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

option of the Member, either replace the defective Products or credit the Member. Supplier will bear all costs of returning and replacing the defective Products, as well as all risk of loss or damage to the defective Products from and after the time they leave the physical possession of the Member. The warranties contained in this Subsection will survive any inspection, delivery, acceptance or payment by a Member. In addition, if there is at any time wide-spread failure of the Products even after the Warranty Period has ended, the Member may return all said Products for credit or replacement, at its option. This Subsection and the obligations contained herein will survive the expiration or earlier termination of this Agreement. The remedies set forth in this Subsection are in addition to and not a limitation on any other rights or remedies that may be available against Supplier.

     b. Warranty Service. All warranty repairs will have [***] coverage at no
        ----------------
additional charge where the Member will be allowed to determine whether the service response may be postponed until the following working day. During the Warranty Period, in the event the Equipment is inoperable for any reason, Supplier agrees to provide a loaner of the Equipment of identical (compatible with the system the Member is using) or superior type to the Member at its site at no additional charge during the term of this Agreement. The loaner equipment will be available and delivered to the Member's site within [***] of request at no charge to Member.

     c. Replacement Parts. Replacement parts supplied by Supplier at any time,
        -----------------
whether during or after the Warranty Period or the term of any service agreement, will be newly manufactured parts or assemblies, unless the Member agrees otherwise. In the case where new parts are not available, the service representative may install rebuilt parts in order to make the unit operational. Within thirty (30) days after the repair, the rebuilt parts must be replaced with newly manufactured parts. The Member may retain parts removed from the Equipment and all parts that are not eligible for or are not returned by the Member for Supplier credit will remain the property of the Member. In all cases where Supplier is permitted to charge the Member for parts, Supplier will only replace and charge for parts necessary to bring the Equipment to operating condition. Supplier will warrant replacement parts and labor associated with such replacement parts for one (1) year, or the period of time set forth in Supplier's standard warranty, whichever is longer.

     d. Service Response Time. Supplier guarantees a response time of one (1)
        ---------------------
hour by phone and [***] on-site for all warranty, contract or time and materials service calls requested by any Member during the life of the Equipment. In the event Supplier fails to comply with the provisions of this paragraph, Supplier will pay to Member liquidated damages in the amount set forth in Exhibit G.

     e. Uptime Guarantee. For any calendar quarter during the Warranty Period
        ----------------
and the term of any service agreement, Supplier guarantees that the Equipment will maintain a level of uptime equal to or better than [***]. Uptime will be calculated using the following formula:

       uptime = (T - TNF) X 100
                 --------------
                             T

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

where `T" is the total number of hours that the Equipment is typically used per quarter (determined by multiplying the number of hours per day that the Equipment is typically used by the number of days per week that the Equipment is typically used, and multiplying the result by 13 weeks in a quarter), and "TNF" is the number of hours the Equipment or any component of the Equipment is not functional during the quarter (the hours calculated will only include those hours that the Equipment would typically be in use). If any portion of the total functionality of the Equipment is unavailable for operational use, the Equipment will be considered down. Downtime scheduled for preventive maintenance or any other scheduled event, including those for the convenience of Member, will not be included in the downtime calculation.

     Member will calculate uptime after each calendar quarter. If uptime is less than [***], any lost revenue suffered by the Member for downtime beyond the allowable [***] during the quarter will be paid by Supplier to the Member. Lost revenue will be calculated by multiplying the number of procedures that would have been performed or the number of times the Equipment would have been used during any downtime times the Member's current charge rate per procedure or per use. The Member will give written notice to Supplier of its failure to meet the uptime requirement and the amount of lost revenues, and Supplier will pay such amount to the Member within [***] after receipt of the notice. In addition, Supplier will extend the Warranty Period or the service agreement without charge by [***] for every [***] the Equipment or component thereof is not operational beyond the allowable [***].

     f. Preventive Maintenance. During the Warranty Period, Supplier will
        -----------------------
perform preventive maintenance according to the manufacturer's recommendations and the policies developed by the Member, [***] the Member. Supplier will supply the Member with a written procedure that will be followed by Supplier's representative during the preventative maintenance process. Reasonable additional testing will be performed by Supplier [***] the Member, upon request, to meet the requirements of procedures developed by the Member. The frequency of preventive maintenance and tests performed will comply with the manufacturer's recommendations, external codes (state, JCAHO, etc.), and all internal policies developed by the Member. During the Warranty Period, Supplier will provide preventive maintenance after hours [***] if requested by the Member.

     g. Upgrades. A list of optional software available from Supplier, including
        --------
costs for the software both during the Warranty Period and after the Warranty Period, is attached hereto as Exhibit M. Each Member will be given all upgrades to acquired software, including any software components of Equipment, from the date of issuance of the purchase order through the expiration of the Warranty Period, including penalty extensions, and thereafter during the term of any service agreement, [***] the Member. Arrangements will be made to install all software upgrades within two (2) weeks after the release of any software upgrade.

     h. Customization Software. Pricing relating to the customization of
        ----------------------
software and additional charges that the Member will incur for annual maintenance, training, documentation, backup, etc. is attached hereto as Exhibit N.

     i. Operational Software. The form of software licensure agreements
        --------------------
available to the Members is attached hereto as Exhibit O. All software necessary to operate the Equipment,

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

unless otherwise provided in any exhibit hereto, will be licensed to the Member upon acceptance of the Equipment pursuant to Subsection 4.i above. All new operational software will be provided to the Member, unless otherwise provided in Exhibit N, at no charge. throughout the Warranty Period and thereafter throughout the term of any service agreement. New software will be installed within (2) weeks after release.

     j. Diagnostic Software. All software necessary to troubleshoot and maintain
        -------------------
the Equipment will be supplied to the Member at no charge. The diagnostic software will be identical to that used by Supplier's service representative. Training for the use of diagnostic software will be included in the service training provided by Supplier, and Supplier's telephone support will also include assistance in diagnostic software operation. Training in the use of diagnostic software and diagnostic software upgrades will be offered by Supplier at no additional charge, unless otherwise provided in Exhibit N, to the Member for the life of the Equipment within the Member's facility. Software updates will be provided to the Member within two (2) weeks after the update release.

     k. Data Conversion/Interfaces. In the event that the Equipment requires
        --------------------------
conversion of data at the time of installation or assembly, Supplier agrees to perform this conversion either manually or electronically [***] the Member. A schedule of Supplier's pricing for performing data conversion thereafter during the Warranty Period and after the warranty has expired is included in Exhibit N attached hereto. The data conversion will include all data requested by the Member in writing. Supplier will inform Member, in writing, of the length of time required to perform the conversion prior to the issuance of the purchase order and will perform the conversion within such time. Supplier will also include all interfaces requested by the Member at no charge, unless otherwise provided in Exhibit N, to connect the Equipment to other information systems owned by the Member and its affiliates.

     l. Service Contract Cancellation. The Member reserves the right to cancel
        -----------------------------
any service agreement, without cause or penalty, with thirty (30) days prior written notification to Supplier. Payment reimbursement will be prorated and Supplier will separate costs for preventive maintenance and repair for the purpose of allocating expenses. Supplier will be required to leave the Equipment in certifiable condition as deemed by the Member. Supplier will not cancel the contract without a minimum of sixty (60) days prior written notification to the Member. Cancellation of the contract will not affect Supplier's response time and quality of support nor result in other penalties if the Member elects to use Supplier for time and materials repairs, perform the work in-house or obtain service from others.

     m. Product Compliance. Supplier represents and warrants to Novation, the
        ------------------
Clients and the Members that the Products are, if required, registered, and will not be distributed, sold, leased or priced by Supplier in violation of any federal, state or local law. Supplier represents and warrants that as of the date of delivery to the Members all Products will not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act and will not violate or cause a violation of any applicable law, ordinance, rule, regulation or order. Supplier agrees it will comply with all applicable Good Manufacturing Practices and Standards contained in 21 C.F.R. Parts 210, 211, 225, 226, 600, 606, 610, 640, 660, 680 and 820. Supplier represents and warrants that it will provide adequate warnings and instructions to inform users of the Products

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

of the risks, if any, associated with the use of the Products. Supplier's representations, warranties and agreements in this Subsection will survive the expiration or earlier termination of this Agreement.

     n. Patent Infringement. Supplier represents and warrants that the sale,
        -------------------
lease or use of the Products will not infringe any United States patent. Supplier will, at its own expense, defend every suit which will be brought against Novation or a Member for any alleged infringement of any patent by reason of the sale, lease or use of the Products and will pay all costs, damages and profits recoverable in any such suit. This Subsection and the obligations contained herein will survive the expiration or earlier termination of this Agreement. The remedies set forth in this Subsection are in addition to and not a limitation on any other rights or remedies that may be available against Supplier.

     o. Product Condition. Unless otherwise stated in the Non-Price
        -----------------
Specifications or unless agreed upon by a Member in connection with Products it may order, all Products will be new. Products which are demonstrators, used, obsolete, seconds, or which have been discontinued are unacceptable unless otherwise specified in the Non-Price Specifications or the Member accepts delivery after receiving notice of the condition of the Products. A description of and pricing for demonstrators or refurbished Products is attached hereto as Exhibit P.

     p. Recall of Products. Supplier will reimburse Members for any cost
        ------------------
associated with any Product corrective action, withdrawal or recall requested by Supplier or required by any governmental entity. In the event a product recall or a court action impacting supply occurs, Supplier will notify Novation in writing within twenty-four (24) hours of any such recall or action. Supplier's obligations in this Subsection will survive the expiration or earlier termination of this Agreement.

     q. Shelf Life. Sterile Products and other Supplies with a limited shelf
        ----------
life sold under this Agreement will have the longest possible shelf life and the latest possible expiration dates. Unless required by stability considerations, there will not be less than an [***] interval between (i) the date of delivery by Supplier of the Supplies to the Member and (ii) the expiration date of the Supplies.

6.      Century Compliance.


     a. Definitions. For purposes of this Section, the following terms have the
        -----------
respective meanings given below:

        (1) "Systems" means any of the Products, systems of distribution for Products and Product manufacturing systems that consist of or include any computer software, computer firmware, computer hardware (whether general or special purpose), documentation, data, and other similar or related items of the automated, computerized, and/or software systems that are provided by or through Supplier or utilized to manufacture or distribute the Products provided by or through Supplier pursuant to this

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

     Agreement, or any component part thereof, and any services provided by or through Supplier in Connection therewith.

        (2) "Calendar-Related" refers to date values based on the "Gregorian calendar" (as defined in the Encyclopedia Britannica, 15th edition. 1982. page 602) and to all uses in any manner of those date values, including without limitation manipulations, calculations, conversions, comparisons, and presentations.

        (3) "Century Noncompliance" means any aspects of the Systems that fail to satisfy the requirements set forth in Subsection 6.b below.

     b. Representations. Supplier warrants, represents and agrees that the
        ---------------
Systems satisfy the following requirements:

        (1) In connection with the use and processing of Calendar-Related data, the Systems will not malfunction, will not cease to function, will not generate incorrect data, and will not produce incorrect results.

        (2) In connection with providing Calendar-Related data to and accepting Calendar-Related data from other automated, computerized, and/or software systems and users via user inter-faces, electronic interfaces, and date storage, the Systems represent dates without ambiguity as to century.

        (3) The year component of Calendar-Related data that is provided by the Systems to or that is accepted by the Systems from other automated, computerized, and/or software systems and user interfaces, electronic interfaces, and data storage is represented in a four-digit CCYY format, where CC represents the two digits expressing the century and YY represents the two digits expressing the year within that century (e.g.. 1996 or 2003).

        (4) Supplier has verified through testing that the Systems satisfy the requirements of this Subsection including, without limitation, testing of each of the following specific dates and the transition to and from each such date: September 9, 1999; September 10, 1999; December 31, 1999; January 1, 2000; February 28, 2000; February 29, 2000; March 1, 2000;
     December 31, 2000: January 1. 2001; December 31, 2004; and January 1, 2005.

     c. Remedies. In the event of any Century Noncompliance in the Systems in
        --------
any respect, in addition to any other remedies that may be available to Novation or the Members, Supplier will, at no cost to the Members, promptly under the circumstances (but, in all cases, within thirty (30) days after receipt of a written request from any Member, unless otherwise agreed by the Member in writing) eliminate the Century Noncompliance from the Systems.

     d. Noncompliance Notice. In the event Supplier becomes aware of (i) any
        --------------------
possible or actual Century Noncompliance in the Systems or (ii) any international, governmental, industrial, or other standard (proposed or adopted) regarding Calendar-Related data and/or processing, or Supplier begins any significant effort to conform the Systems to any such standard, Supplier will promptly provide the Members with all relevant information in writing and will timely provide the Members with updates to such information. Supplier will respond promptly and fully to inquiries by the Members, and timely provide updates to any responses provided to the Members, with respect to (i) any possible or actual Century Noncompliance in the Systems or (ii) any international, governmental, industrial, or other standards. In the foregoing, the use of "timely" means promptly after the relevant information becomes known to or is developed by or for Supplier.

     e. Survival. Supplier's representations, warranties and agreements in this
        --------
Section will continue in effect throughout the Term and will survive the expiration or earlier termination of this Agreement.

7.      Reports and Other Information Requirements.

     a. Report Content. Within twenty (20) days after the end of each full and
        --------------
partial month during the Term ("Reporting Month"), Supplier will submit to Novation a report in the form of a diskette containing the following information in form and content reasonably satisfactory to Novation:

        (1) the name of Supplier, the Reporting Month and year and the Agreement number (as provided to Supplier by Novation);

        (2) with respect to each Member (described by LIC number (as provided to Supplier by Novation), health industry number (if applicable), full name, street address, city, state, zip code and, if applicable, tier and committed status), the number of units sold or leased and the amount of net sales and/or net lease revenues for each Product on a line item basis, and the sum of net sales and/or net lease revenues and the associated Marketing Fees for all Products purchased or leased by such Member directly or indirectly from Supplier during the Reporting Month, whether under the pricing and other terms of this Agreement or under the terms of any other purchasing. leasing, licensing, financing or pricing arrangements that may exist between the Member and Supplier;

        (3) the sum of the net sales and/or net lease revenues and the associated Marketing Fees for all Products sold or leased to all Members during the Reporting Month; and

        (4) such additional information as Novation may reasonably request from time to time.

     b. Report Format and Delivery. The reports required by this Section will be
        --------------------------
submitted electronically in Excel Version 7 or Access Version 7 and in accordance with other specifications established by Novation from time to time and will be delivered to:

     Novation
     Attn: SRIS Operations
     220 East Las Colinas Boulevard
     Irving, TX 75039

     c. Other Information Requirements. In addition to the reporting
        ------------------------------
requirements set forth in Subsections 7.a and 7.b above, the parties agree to facilitate the administration of this Agreement by transmitting and receiving information electronically and by complying with the information requirements set forth in Exhibit Q attached hereto. Supplier further agrees that, except to the extent of any inconsistency with the provisions of this Agreement, it will comply with all information requirements set forth in the Novation Information Requirements Guidebook ("Guidebook"). On or about the Effective Date, Novation will provide Supplier with a current copy of the Guidebook and will thereafter provide Supplier with updates and/or revisions to the Guidebook from time to time.

8.      Obligations of Novation.

     a. Information to Members. After issuing the Award Letter, Novation, in
        ----------------------
conjunction with the Clients, will deliver a summary of the purchasing and/or leasing arrangements covered by this Agreement to each Member and will, from time to time, at the request of Supplier, deliver to each Member reasonable and appropriate amounts and types of materials supplied by Supplier to Novation which relate to the purchase or lease of the Products.

     b. Marketing Services. Novation, in conjunction with the Clients, will
        ------------------
market the purchasing and/or leasing arrangements covered by this Agreement to the Members. Such promotional services may include, as appropriate, the use of direct mail, contact by Novation's field service delivery team, member support services, and regional and national meetings and conferences. As appropriate, Novation, in conjunction with the Clients, will involve Supplier in these promotional activities by inviting Supplier to participate in meetings and other reasonable networking activities with Members.

9.      Marketing Fees.

     a. Calculation. Supplier will pay to Novation, as the authorized collection
        -----------
agent for each of the Clients and certain of each Client's subsidiaries and affiliates, respectively (and not collectively), marketing fees ("Marketing Fees") belonging to any of the Clients or certain of their subsidiaries or affiliates equal to the Agreed Percentage of the aggregate gross charges of all net sales and net lease revenues of the Products to the Members directly or indirectly from Supplier, whether under the pricing and other terms of this Agreement or under the terms of any other purchasing, leasing, licensing, financing or pricing arrangements that may exist between the Members and Supplier. Such gross charges will be determined without any deduction for uncollected accounts or for costs incurred in the manufacture, provision, sale, lease or distribution of the Products, and will include, but not be limited to, charges for the sale or lease of products, the provision of installation, training and maintenance services, and the provision of any other services listed on Exhibit A. The "Agreed Percentage" will be defined in the Award Letter.

     b. Payment. On or about the Effective Date, Novation will advise Supplier
        -------
in writing of the amount determined by Novation to be Supplier's monthly estimated Marketing Fees. Thereafter, Supplier's monthly estimated Marketing Fees may be adjusted from time to time upon written notice from Novation based on actual purchase data. No later than the tenth (10th) day of each month, Supplier will remit the monthly estimated Marketing Fees for such month to Novation. Such payment will be adjusted to reflect the reconciliation between the actual Marketing Fees payable for the second month prior to such month with the estimated Marketing Fees actually paid during such prior month. Supplier will pay all estimated and adjusted Marketing Fees by check made payable to "Novation, LLC." All checks should reference the Agreement number. Supplier will include with its check the reconciliation calculation used by Supplier to determine the payment adjustment, with separate amounts shown for each Client's component thereof. Checks sent by first class mail will be mailed to the
following address:                ----------------

     Novation
     75 Remittance Dr., Suite 1420
     Chicago, IL 60675-1420

Checks sent by courier (Federal Express, United Parcel Service or messenger)
               -------
will be addressed as follows:

     The Northern Trust Company
     801 S. Canal St.
     4th Floor Receipt & Dispatch
     Chicago, IL 60607
     Attn: Novation, Suite 1420
     Telephone: (312) 630-8100, #9

Please send a copy of the check to:

     Shirlene Inmon
     Analyst-Women's Health
     Novation
     125 John Carpenter Freeway
     Irving, Tx 75062-2324

10. Administrative Damages. Novation and Supplier [***] that [***] would [***] if Supplier [***] of [***] in [***] as required in [***] above, [***] to [***] as required in [***] above, or [***] as required in [***] above, in each case within the time and manner required by this Agreement. Novation and Supplier [***] that the [***] by [***] by reason of [***] to Supplier is [***] and they therefore [***] that the [***] of [***] a reasonable [***] and were [***] according to the [***]:

[***]

[***] in accordance with this Section is [***] to any [***] or the [***] may have by reason of [***] or [***] within the time and manner required by this Agreement.

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

11. Nonpayment or Insolvency of a Member. If a Member fails to pay Supplier for Products, or if a Member becomes bankrupt or insolvent or makes an assignment for the benefit of creditors or goes into liquidation, or if proceedings are initiated for the purpose of having a receiving order or winding up order made against a Member, or if a Member applies to the court for protection from its creditors, then, in any such case, this Agreement will not terminate, but Supplier will have the right, upon prior written notice to Novation and the Member, to discontinue selling Products to that Member.

12.       Insurance.

     a.   Policy Requirements. Supplier will maintain and keep in force during
          -------------------
the Term product liability, general public liability and property damage insurance against any insurable claim or claims which might or could arise regarding Products purchased or leased from Supplier. Such insurance will contain a minimum combined single limit of liability for bodily injury and property damage in the amounts of not less than [***] per occurrence and [***] in the aggregate; will name Novation, the Clients and the Members, as their interests may appear, as additional insureds, and will contain an endorsement providing that the carrier will provide directly to all named insured copies of all notices and endorsements. Supplier will provide to Novation in its Bid and thereafter within [***] after Novation's request, an insurance certificate indicating the foregoing coverage, issued by an insurance company licensed to do business in the relevant states and signed by an authorized agent.

     b.   Self-Insurance. Notwithstanding anything to the contrary in Subsection
          --------------
12.a above, Supplier may maintain a self-insurance program for all or any part of the foregoing liability risks, provided such self-insurance policy in all material respects complies with the requirements applicable to the product liability, general public liability and property damage insurance set forth in Subsection 12.a. Supplier will provide Novation in its Bid and thereafter within fifteen (15) days after Novation's request: (1) the self-insurance policy; (2) the name of

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

the company managing the self-insurance program and providing reinsurance, if any: (3) the most recent annual reports on claims and reserves for the program; and (4) the most recent annual actuarial report on such program.

     c.   Amendments, Notices and Endorsements. Supplier will not amend, in any
          ------------------------------------
material respect that affects the interests of Novation, the Clients or the Members, or terminate said liability insurance or self-insurance program except after thirty (30) days' prior written notice to Novation and will provide to Novation copies of all notices and endorsements as soon as practicable after it receives or gives them.

13.       Compliance with Law and Government Program Participation.

     a.   Compliance With Law. Supplier represents and warrants that to the best
          -------------------
of its knowledge, after due inquiry, it is in compliance with all federal, state and local statutes, laws, ordinances and regulations applicable to it ("Legal Requirements") which are material to the operation of its business and the conduct of its affairs, including Legal Requirements pertaining to the safety of the Products, occupational health and safety, environmental protection. nondiscrimination, antitrust, and equal employment opportunity. During the Term, Supplier will: (1) promptly notify Novation of any lawsuits, claims, administrative actions or other proceedings asserted or commenced against it which assert in whole or in part that Supplier is in noncompliance with any Legal Requirement which is material to the operation of its business and the conduct of its affairs and (2) promptly provide Novation with true and correct copies of all written notices of adverse findings from the U.S. Food and Drug Administration ("FDA") and all written results of FDA inspections which pertain to the Products.

     b.   Government Program Participation. Supplier represents and warrants
          --------------------------------
that it is not excluded from participation, and is not otherwise ineligible to participate, in a "Federal health care program" as defined in 42 U.S.C. (S) 1320a-7b(f) or in any other government payment program. In the event Supplier is excluded from participation, or becomes otherwise ineligible to participate in any such program during the Term, Supplier will notify Novation in writing within three (3) days after such event, and upon the occurrence of such event, whether or not such notice is given to Novation, Novation may immediately terminate this Agreement upon written notice to Supplier.

14. RELEASE AND INDEMNITY. SUPPLIER WILL RELEASE, INDEMNIFY, HOLD HARMLESS, AND, IF REQUESTED, DEFEND NOVATION, THE CLIENTS AND THE MEMBERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, REGENTS, AGENTS, SUBSIDIARIES, AFFILIATES AND EMPLOYEES (COLLECTIVELY, THE "INDEMNITEES"), FROM AND AGAINST ANY CLAIMS, LIABILITIES, DAMAGES, ACTIONS, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES, EXPERT FEES AND COURT COSTS) OF ANY KIND OR NATURE, WHETHER AT LAW OR IN EQUITY, INCLUDING CLAIMS ASSERTING STRICT LIABILITY, ARISING FROM OR CAUSED IN ANY PART BY (1) THE BREACH OF ANY REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT OF SUPPLIER CONTAINED IN THIS AGREEMENT OR IN THE BID; (2) THE CONDITION OF ANY PRODUCT, INCLUDING A DEFECT IN MATERIAL, WORKMANSHIP, DESIGN OR MANUFACTURING; OR (3) THE WARNINGS AND

INSTRUCTIONS ASSOCIATED WITH ANY PRODUCT. [***]; PROVIDED, HOWEVER, THAT SUCH INDEMNIFICATION, HOLD HARMLESS AND RIGHT TO DEFENSE WILL NOT BE APPLICABLE WHERE THE CLAIM, LIABILITY, DAMAGE, ACTION, COST OR EXPENSE ARISES [***] AS A RESULT OF AN ACT OR FAILURE TO ACT OF INDEMNITEES. THIS SECTION AND THE OBLIGATIONS CONTAINED HEREIN WILL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT. THE REMEDIES SET FORTH IN THIS SECTION ARE IN ADDITION TO AND NOT A LIMITATION ON ANY OTHER RIGHTS OR REMEDIES THAT MAY BE AVAILABLE AGAINST SUPPLIER.

15. Books and Records; Facilities Inspections. Supplier agrees to keep, maintain and preserve complete, current and accurate books, records and accounts of the transactions contemplated by this Agreement and such additional books, records and accounts as are necessary to establish and verify Supplier's compliance with this Agreement. All such books, records and accounts will be available for inspection and audit by Novation representatives at any time during the Term and for two (2) years thereafter, but only during reasonable business hours and upon reasonable notice. Novation agrees that its routine audits will not be conducted more frequently than twice in any consecutive twelve (12) month period, subject to Novation's right to conduct special audits whenever it deems it to be necessary. In addition, Supplier will make its manufacturing and packaging facilities available for inspection from time to time during the Term by Novation representatives, but only during reasonable business hours and upon reasonable notice. The exercise by Novation of the right to inspect and audit is without prejudice to any other or additional rights or remedies of either party.

16. Use of Names, Etc. Supplier agrees that it will not use in any way in its promotional, informational or marketing activities or materials (i) the names, trademarks, logos, symbols or a description of the business or activities of Novation or any Client or Member without in each instance obtaining the prior written consent of the person owning the rights thereto: or (ii) the award or the content of this Agreement without in each instance obtaining the prior written consent of Novation.

17.       Confidential Information.

     a.   Nondisclosure. Supplier agrees that it will:
          -------------

          (1) keep strictly confidential and hold in trust all Confidential Information, as defined in Subsection 17.b below, of Novation, the Clients and the Members:

          (2) not use the Confidential Information for any purpose other than the performance of its obligations under this Agreement, without the prior written consent of Novation;

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

          (3) not disclose the Confidential Information to any third party (unless required by law) without the prior written consent of Novation: and

          (4) not later than thirty (30) days after the expiration or earlier termination of this Agreement, return to Novation, the Client or the Member, as the case may be, the Confidential Information.

     b.   Definition. "Confidential Information," as used in Subsection 17.a
          ----------
above, will consist of all information relating to the prices and usage of the Products (including all information contained in the reports produced by Supplier pursuant to Section 7 above) and all documents and other materials of Novation, the Clients and the Members containing information relating to the programs of Novation, the Clients or the Members of a proprietary or sensitive nature not readily available through sources in the public domain. In no event will Supplier provide to any person any information relating to the prices it charges the Members for Products ordered pursuant to this Agreement without the prior written consent of Novation.

18.       Miscellaneous.

     a.   Choice of Law. This Agreement will be governed by and construed in
          -------------
accordance with the internal substantive laws of the State of Texas and the Texas courts will have jurisdiction over all matters relating to this Agreement: provided, however, the terms of any agreement between Supplier and a Member will be governed by and construed in accordance with the choice of law and venue provisions set forth in such agreement.

     b.   Not Responsible. Novation and the Clients and their subsidiaries and
          ---------------
affiliates will not be responsible or liable for any Member's breach of any purchasing commitment or for any other actions of any Member. In addition, none of the Clients will be responsible or liable for the obligations of another Client or its subsidiaries or affiliates or the obligations of Novation or Supplier under this Agreement.

     c.   Third Party Beneficiaries. All Clients and Members are intended third
          -------------------------
party beneficiaries of this Agreement. All terms and conditions of this Agreement which are applicable to the Clients will inure to the benefit of and be enforceable by the Clients and their respective successors and assigns. All terms and conditions of this Agreement which are applicable to the Members will inure to the benefit of and be enforceable by the Members and their respective successors and assigns.

     d.   Notices. Except as otherwise expressly provided herein, all notices or
          -------
other communications required or permitted under this Agreement wilt be in writing and will be deemed sufficient when mailed by United States mail, or delivered in person to the party to which it is to be given, at the address of such party set forth below:

If to Supplier:

     To the address set forth by Supplier in the Bid

If to Novation:

     Novation
     Attn:   General Counsel
     220 East Las Colinas Blvd.
     Irving, TX 75039

or such other address as the party will have furnished in writing in accordance with the provisions of this Subsection.

     e.   No Assignment. No assignment of all or any part of this Agreement may
          -------------
be made without the prior written consent of the other party; except that Novation may assign its rights and obligations to any affiliate of Novation. Any assignment of all or any part of this Agreement by either party will not relieve that party of the responsibility of performing its obligations hereunder to the extent that such obligations are not satisfied in full by the assignee. This Agreement will be binding upon and inure to the benefit of the parties' respective successors and assigns.

     f.   Severability. Whenever possible, each provision of this Agreement will
          ------------
be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement will be prohibited by or invalid under applicable law, such provision will be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. Each party will, at its own expense, take such action as is reasonably necessary to defend the validity and enforceability of this Agreement and will cooperate with the other party as is reasonably necessary in such defense.

     g.   Entire Agreement. This Agreement, together with the exhibits listed
          ----------------
below, will constitute the entire agreement between Novation and Supplier. This Agreement, together with the exhibits listed below and each Member's purchase and/or lease order and/or other applicable Form will constitute the entire agreement between each Member and Supplier. In the event of any inconsistency between this Agreement and a Member's purchase and/or lease order and/or other applicable Form, the terms of this Agreement will control, except that the Member's purchase and/or lease order and/or other applicable Form will supersede Sections 4 and 5 of this Agreement in the event of any inconsistency with such Sections. No other terms and conditions in any document, acceptance, or acknowledgment will be effective or binding unless expressly agreed to in writing. The following exhibits are incorporated by reference in this Agreement:

Exhibit A   Product and Service Description and Pricing

Exhibit B   Non-Price Specifications

Exhibit C   Special Conditions

Exhibit D   Award Letter

Exhibit E   Forms of Purchase, Lease, License, Financing and/or Service
            Agreements

Exhibit F   Minimum Delivery Schedule

Exhibit G   Liquidated Damages

Exhibit H   Terms and Conditions for New Technology Exchange

Exhibit I   Site Preparation

Exhibit J   Installation/Assembly

Exhibit K   Description and Schedule of Technical Service Training

Exhibit L   Warranty

Exhibit M   Optional Software

Exhibit N   Pricing Relating to Customization of Software, Operational or
            Diagnostic Software and/or Data Conversion/Interfaces

Exhibit O   Form of Software License Agreement

Exhibit P   Other Information Requirements

Exhibit Q   Agreement Exception Form


SUPPLIER:         Natus Medical Inc.
                  ------------------

ADDRESS:          1501 Industrial Road
                  --------------------
                  San Carlos, CA 94070
                  --------------------

SIGNATURE:        /s/ June M. Fallon
                  --------------------------

TITLE:            Vice President-Field Operations       Date: 6-25-99
                  -------------------------------             -------

                                   EXHIBIT A

                  PRODUCT AND SERVICE DESCRIPTION AND PRICING


Newborn Hearing Screening Equipment
Types:
     Automated Auditory Brainstem Response Equipment
     Automated Otocoustic Emission Equipment
     Combination ABR and OAE Equipment

Desired abilities:
        Screening decibels of 70 dB & 40 dB
        Able to descend in 10dB steps and 20dB steps
        Able to construct customized protocols

Product typically regularly updated to best, most appropriate model of computer available.
            Current product specifications and descriptions attached.

ALGO                                                                    NATUS(R)
Newborn Hearing Screener
Model 2e Color

                                 1999 Novation
                               Hardware Pricing

                                           Negotiated
                                            Novation       Committed      Super Committed
       Product           List Price       Member Price      Pricing*     Pricing** (1,2,3)
-------------------------------------------------------------------------------------------
ALGO(TM) Model 2e Color
  Newborn Hearing        $17,500.00           [***]          [***]            [***]
     Screener

------------------------------------------------------------------------------------------

ALGO(TM) Portable
Newborn Hearing          $10,900.00           [***]          [***]            [***]
     Screener
---------------------------------------------------------------------------------------
C-Stat End Tidal
 Breath Analyzer         $19,500.00           [***]          [***]            [***]
------------------------------------------------------------------------------------------

*Committed Pricing:        1. Hospital commits to screening [***] of all births
                              with ALGO(TM) products

**Super Committed Pricing: 1. Hospital commits to screening [***] of all births with ALGO(TM) products
                           2. One (1) Natus hardware device purchased for every
                              [***] births
                           3. Minimum of [***] Natus hardware devices purchased


__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                 1999 Novation
                         Combination Hardware Pricing*

                                                                               Special Combination
               Natus                                        List Price               Pricing
--------------------------------------------------------------------------------------------------------
     ALGO(TM) Model 2e Color Newborn Hearing Screener       $17,500.00
                         and                                   and                    [***]
          CO-Stat(TM) End Tidal Breath Analyzer             $19,500.00

--------------------------------------------------------------------------------------------------------

     ALGO(TM) Portable Newborn Hearing Screener             $10,900.00
                         and                                   and                    [***]
        CO-Stat(TM) End Tidal Breath Analyzer               $19,500.00

--------------------------------------------------------------------------------------------------------

* Applies to product on single purchase order or products purchased within 3 month time frame.

Note: CO-Stat as available. May be upgraded configuration.

__________
[***] Confidential treatment requested puruant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                1999 Novation
                               ALGO-COLORADO PAK
                          Quantity Discount Schedule

Screens per year     Number of       Volume       Cost per    Cost per
  per facility         Boxes        Discount        Box        Screen
----------------------------------------------------------------------

1-252                1-7           list price     $351.00       $9.75

253-540              8-15             [***]        [***]       [***]

541-1,692            16-47            [***]        [***]       [***]

1,693-3,168          48-88            [***]        [***]       [***]

3,169-3,456          89-96            [***]        [***]       [***]

3,457-10,000         97-278           [***]        [***]       [***]

10,001-16,000        279-445          [***]        [***]       [***]

16,001-25,000        446-695          [***]        [***]       [***]

25,001-35,000        696-973          [***]        [***]       [***]

35,001-100,000       974-2,778        [***]        [***]       [***]

100,001-125,000      2,779-3,472      [***]        [***]       [***]

125,001-150,000      3,473-4,167      [***]        [***]       [***]

150,001+             4,168+           [***]        [***]       [***]

Note:
1 box contains 36 screens

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                 1999 Novation
                           CO-Stat Nasal Sampler Pak
                          Quantity Discount Schedule

                     Number of       Volume       Cost per    Cost per
 Tests per year        Boxes        Discount        Box        Screen
----------------------------------------------------------------------

1-252                1-7           list price     $504.00      $14.00

253-540              8-15             [***]        [***]       [***]

541-1,692            16-47            [***]        [***]       [***]

1,693-3,168          48-88            [***]        [***]       [***]

3,169-3,456          89-96            [***]        [***]       [***]

3,457-10,000         97-278           [***]        [***]       [***]

10,001-16,000        279-445          [***]        [***]       [***]

16,001-25,000        446-695          [***]        [***]       [***]

25,001-35,000        696-973          [***]        [***]       [***]

35,001-100,000       974-2,778        [***]        [***]       [***]

100,001-125,000      2,779-3,472      [***]        [***]       [***]

125,001-150,000      3,473-4,167      [***]        [***]       [***]

150,001+             4,168+           [***]        [***]       [***]

Note: 1 box contains 36 screens

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                 1999 Novation
                     MiniMuffs Neonatal Noise Attentuators
                          Quantity Discount Schedule

        Pairs        Number          Volume       Cost per    Cost per
      Per Year      of Boxes        Discount        Box         Pair
----------------------------------------------------------------------

1-252                1-7           list price     $180.00      $5.00

253-540              8-15             [***]        [***]       [***]

541-1,692            16-47            [***]        [***]       [***]

1,693-3,168          48-88            [***]        [***]       [***]

3,169-3,456          89-96            [***]        [***]       [***]

3,457-10,000         97-278           [***]        [***]       [***]

10,001-16,000        279-445          [***]        [***]       [***]

16,001-25,000        446-695          [***]        [***]       [***]

25,001-35,000        696-973          [***]        [***]       [***]

35,001-100,000       974-2,778        [***]        [***]       [***]

100,001-125,000      2,779-3,472      [***]        [***]       [***]

125,001-150,000      3,473-4,167      [***]        [***]       [***]

150,001+             4,168+           [***]        [***]       [***]

Note: 1 box contains 36 pairs

__________
[***] Confidential treatment requested puruant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Newborn
Hearing
Screener

[GRAPHIC OMITTED]


AABR(TM) AUTOMATED AUDITORY BRAINSTEM RESPONSE TECHNOLOGY: SPECIFICALLY CONCEIVED FOR NEWBORN HEARING SCREENING

     Natus patented AABR technology is based upon the "Gold Standard" auditory brainstem response (ABR) test, used for diagnostic assessment of hearing impairment for over twenty years. AABR technology results from a fundamental consideration of the challenges of newborn hearing screening.

     . Accuracy: sensitivity and specificity are essential.
     . Objectivity: pass/refer results, no professional interpretation. . Ease of use: fast, cost-effective screening.

     Natus' AABR technology screens the entire hearing pathway, from the ear to the brainstem - the most complete approach available to detect hearing impairment.

     The ALGO screener is the only device which has been designed and clinically tested specifically to screen newborns for hearing impairment, and has been clinically proven to be both highly sensitive and specific.

EASY TO USE AND COST-EFFECTIVE

     The ALGO Model 2e Color screener incorporates a graphical user interface with provides simple, step-by-step instructions. There are three basic steps: preparation, screening and recording of results. Its also features an on-line video tutorial program and help menus which can be easily accessed at any time. Both ears can be screened simultaneously at the touch of a button, providing final results in minutes.

CONVENIENT DATA MANAGEMENT

     The ALGO(TM) Model 2e Color newborn hearing screener automatically stores screening results and an expanded set of relevant patient information. The information stored by the screener can be customized to ensure key parameters are retained for each newborn screened. The expanded patient information contains the standard high risk indicators that are recommended by the American Academy of Pediatrics.

     The ALGO DataBook(R) NHS Data Tracking Software included with the screener, automatically retrieves the results of every screen, allowing for convenient tracking of patient outcomes.

NATUS: THE INDUSTRY LEADER

     Clinicians have relied on ALGO screeners for over a decade and they are currently used in successful newborn hearing screening programs in over 22 countries. ALGO screeners are accurate, objective and easy to use - the most clinically appropriate, cost effective tools for newborn hearing screening.

       SPECIFICATIONS: ALGO(TM) MODEL 2E COLOR NEWBORN HEARING SCREENER

--------------------------------------------------------------------------------

Product:          ALGO(TM) Model 2e Color Newborn Hearing Screener

Warranty:         1 year parts and labor.

Manufacturer:     Natus Medical Incorporated
                  1501 Industrial Road
                  San Carlos, CA 94070-4111
                  (650) 802-0400
                  (800) 255-3901
                  Fax: (650) 802-0401
                  Customer_Service@natusmed.com

Newborn Hearing Screener includes:

                  Detachable screening module with laptop computer
                  Natus screening station (cart with built-in storage) Screening station cover
                  Fully integrated ALGO DataBook(R) NHS data tracking system software
                  Label printer
                  Patient cable assembly (PCA) and pre-amplifier cable
                  Laptop lock
                  Acoustic transducer assembly cable
                  Acoustic check kit
                  Starter kit of supplies
                  Power cord
                  User Manual

Supporting Clinical Education Supplies and Services included with the instrument:
(These services are typically available, but may be updated)
                  Clinical Education inservice training
                  Newborn Hearing Screening Program Book
                  Inservice packet
                  Press kit materials
                  Inservice training video
                  Parent education video

The ALGO is the only screener that uses patented AABR(TM) Automated Auditory Brainstem Response technology to evaluate the ABR response with a clinically proven algorithm. The theoretical sensitivity of the instrument is 99.96%.

         SPECIFICATIONS: ALGO(TM) MODEL 2E COLOR NEWBORN HEARING SCREENER

--------------------------------------------------------------------------------

Instruments Requirements
------------------------

 .    Instrument must provide Pass/Refer results which are objective, easily understood and do not require interpretation.

 .    Results must be available immediately after screen, before time of patient discharge.

 .    Results must be automatically stored in an integrated data management system.

 .    Instrument must provide screen of complete hearing pathway from ear to brainstem.

 .    Instrument must be simple to use, requiring minimal training to reach proficiency.

 .    Instrument must be non-invasive, requiring nothing be inserted into the ear.

Technical Specifications
------------------------

Instrument shall have:

 .    AABR Automated Auditory Brainstem Response technology, for automatic waveform template matching and recognition at 35 dB nHL. Optional template matching at 40 and 70 dB nHL.

 .    Preamp and Amplifier: Gain in 105 dB; the Output Voltage is + 12 VDC with a
     CMRR of more than 80 dB; Notch Filer is -12 dB @ 60 Hz, -12 dB @ 50 Hz; Bandpass Filter between the ranges of 0.05-1.5 kHz, 6 dB/octave high pass, 24 dB/octave low pass; Input Noise is 0.8 V rms @ 0.05-1.5 kHz.

 .    Dual Artifact Rejection System: Myogenic noise rejection filter of 2 (mu)V rms @ 275 Hz and Ambient noise rejection filter of 50 dB SPL @ 2 kHz. The instrument must also display a visual warning if either the myogenic or ambient noise rejection system has been employed.

 .    On screen display, and automatic printout of objective Pass/Refer result.

 .    On screen display of appropriate impedance measurements.

 .    Ability to screen ears simultaneously at 35 dB nHL.

 .    Stimulator with click duration of 100 (mu)sec, intensity of 35 dB nHL, with alternating polarity. The acoustic frequency spectrum must be 700-5000 hz
     (+ 10dB). Optional screening feature with click intensity of 40 and 70 dB nHL.

 .    Sweep rate of 37 pulses/sec. For the right ear and 34 pulses/sec for the left ear (simultaneous test). Sweep count of 15,000 maximum.

 .    Line operated power supply.

 .    On screen user instructions.

       SPECIFICATIONS: ALGO(TM) MODEL 2E COLOR NEWBORN HEARING SCREENER

--------------------------------------------------------------------------------

Technical Specifications (continued)
------------------------------------

 .    Patient demographic filed for automatic transfer of entered information into data tracking system. Fields to include high risk indicators for hearing impairment.

 .    Data management system output in standard ASCII format via floppy diskette.

 .    On screen "HELP" instructions.

 .    Built-in printer which automatically prints the screening results onto labels.

 .    Compatible with patented, single-use Ear Couplers(R) ear phones for ambient noise attenuation.

 .    Compatible with single-use Jelly Button(R) sensors for maximum conductivity and minimum neonatal skin irritation.

 .    Display a visual warning to the user if the electrode impedance drifts above acceptable range during a test.

 .    Screening station cart for mobility and convenient supply storage.

 .    Extended Warranty shall be available upon expiration of the Warranty period.

Physical Characteristics
------------------------

 .    Dimensions:

     Detachable screening module:    Laptop Open:   13.5" high x 13.5" wide x
                                                    16.5" deep
                                     Laptop Closed: 5.5" high x 13.5" wide x
                                                    16.5" deep

                                     Weight: 21 pounds (9.55 kg).

     Screening station:              34.5" high x 18" wide x 18" deep

                                     Weight: 40 pounds (18.2 kg)

 .    Certified to comply with UL 544, CSA 601, and EN60601-1-2 (pending)

[LOGO]                                  NATUS
Newborn Hearing Screener

--------------------------------------------------------------------------------

Newborn Hearing Screener

[GRAPHIC OMITTED]


AABR(TM) AUTOMATED AUDITORY BRAINSTEM RESPONSE TECHNOLOGY: SPECIFICALLY CONCEIVED FOR NEWBORN HEARING SCREENING

     Natus patented AABR technology is based upon the "Gold Standard" auditory brainstem response (ABR) test, used for diagnostic assessment of hearing impairment for over twenty years. AABR technology results from fundamental consideration of the challenges of newborn hearing screening.

     . Accuracy, sensitivity and specificity are essential.

     . Objectivity; pass/refer results, no professional interpretation.

     . Ease of use; fast, cost-effective screening.

     Natus' AABR technology screens the entire hearing pathway, from the ear to the brainstem - the most complete approach available to detect hearing impairment.

     The ALGO screener is the only device which has been designed and clinically tested specifically to screen newborns for hearing impairment, and has been clinically proven to be both highly sensitive and specific.

IDEALLY PACKAGED FOR A RANGE OF SCREENING SETTINGS

     Weighing less than five pounds, the ALGO Portable screener's compact size makes it an ideal screening tool where portability is desired.

     Whether the baby is in the newborn nursery, the doctor's office, clinic or even at home, the battery-operated ALGO Portable screener provides the flexibility to screen newborns in a variety of settings.

NATUS: THE INDUSTRY LEADER

     Clinicians have relied on ALGO screeners for over a decade, and they are currently used in successful newborn hearing screening programs in over 22 countries. ALGO screeners are accurate, objective and easy to use - the most clinically appropriate, cost effective tools for newborn hearing screening.

          SPECIFICATIONS: ALGO(TM) Portable Newborn Hearing Screener

--------------------------------------------------------------------------------

Product:          ALGO(TM) Portable Newborn Hearing Screener

Warranty:         1 year parts and labor.

Manufacturer:     Natus Medical Incorporated
                  1501 Industrial Road
                  San Carlos, CA 94070-4111
                  (650) 802-0400
                  (800) 255-3901
                  Fax: (650) 802-0401
                  Customer_Service@natusmed.com

Newborn Hearing Screener includes:

                  Thermal Paper Printer
                  Battery Pack
                  Battery Charger
                  Patient cable assembly (PCA) and pre-amplifier cable Carrying case
                  Acoustic transducer assembly cable
                  Acoustic check kit
                  Starter kit of supplies
                  User Manual

Supporting Clinical Education Supplies and Services included with the instrument: (These services are typically available, but may be updated)
                  Clinical Education inservice training
                  Newborn Hearing Screening Program Book
                  Inservice packet
                  Press kit materials
                  Inservice training video
                  Parent education video

The ALGO is the only screener that uses patented AABR(TM) Automated Auditory Brainstem Response technology to evaluate the ABR response with a clinically proven algorithm. The theoretical sensitivity of the instrument is 99.96%

Instrument Requirements
-----------------------

 .    Instrument must provide Pass/Refer results which are objective, easily understood and do not require interpretation.

 .    Results must be available immediately after screen, before time of patient discharge.

 .    Instrument must provide screen of complete hearing pathway from ear to brainstem.

 .    Instrument must be simple to use, requiring minimal training to reach proficiency.

 .    Instrument must be non-invasive, requiring nothing be inserted into the ear.

          SPECIFICATIONS: ALGO(TM) PORTABLE NEWBORN HEARING SCREENER

--------------------------------------------------------------------------------

Technical Specifications
------------------------

Instrument shall have:

 .    AABR Automated Auditory Brainstem Response technology, for automatic waveform template matching and recognition at 35 dB nHL.

 .    Preamp and Amplifier: Gain in 105 dB; the Output Voltage is + 12 VDC with a
     CMRR of more than 80 dB; Notch Filer is -12 dB @ 60 Hz, -12 dB @ 50 Hz; Bandpass Filter between the ranges of 0.05-1.5 kHz, 6 dB/octave high pass, 24 dB/octave low pass; Input Noise is 0.8V rms @ 0.05-1.5 kHz.

 .    Dual Artifact Rejection System: Myogenic noise rejection filter of 2 (mu)V rms @ 275 Hz and Ambient noise rejection filter of 50 dB SPL @ 2 kHz. The instrument must also display a visual warning if either the myogenic or ambient noise rejection system has been employed.

 .    Display, and automatic printout, of objective Pass/Refer result: likelihood ration (LR) and the number of sweeps (SWP) required for both the left and right ear separately.

 .    Display of appropriate impedance measurements.

 .    Ability to screen ears sequentially.

 .    Stimulator with click duration of 100 (mu)sec, intensity of 35 dB nHL, with alternating polarity. The acoustic frequency spectrum must be 700-5000 Hz (+/- 10 dB).

 .    Sweep rate of 37.3 pulses/sec. Sweep count of 15,000 maximum.

 .    Battery pack used as power supply.

 .    Thermal paper printer which automatically prints the results. Printer output includes Pass or Refer, LR, and number of sweeps.

 .    Compatible with patented patient-dedicated disposable Ear Couplers(R) ear phones for ambient noise attenuation.

 .    Compatible with Jelly Buttons(R) sensors for maximum conductivity and minimum neonatal skin irritation.

 .    Display a visual warning to the user if the electrode impedance drift above acceptable range during a test.

 .    Carrying case for mobility of testing.

 .    Extended Warranty shall be available upon expirations of the Warranty period.

          SPECIFICATIONS: ALGO(TM) PORTABLE NEWBORN HEARING SCREENER

--------------------------------------------------------------------------------

Physical Characteristics
------------------------

 .    Dimensions (screener):   8.0 x 9.2 x 2.6 inches (H x W x D)
                              20.2 x 23.2 x 6.6 cm

 .    Weight (with battery):   4.25 lbs. (1.93 kg)

Co-stat(TM)
End Tidal Breath Analyzer

                                                                           NATUS

[GRAPHIC OMMITTED]


Revealing More About Neonatal Jaundice Than Ever Before

IDENTIFYING HEMOLYSIS - A CRITICAL COMPONENT IN THE MANAGEMENT OF NEONATAL JAUNDICE.

     The CO-Stat end Tidal Breath Analyzer is the only device available for use in the neonatal nursery to non-invasively detect the presence of hemolysis, assisting in the rapid identification of those at risk for hyperbilirubinemia or other hemolytic disease. The ability to accurately identify the presence or absence of hemolysis provides one of the most clinically significant pieces of information necessary for the effective management of neonates with jaundice and hyperbilirubinemia. Early detection of at-risk patients aids in different diagnosis and more appropriate follow-up, allowing for cost-effective care and optimal patient outcomes.

BILIRUBIN PRODUCTION - A MORE DIRECT MEASURE OF HEMOLYSIS.

     Neonates are commonly evaluated with a series of laboratory tests to identify those infants with jaundice caused by hemolytic disease, since they are at higher risk of bilirubin toxicity and require more aggressive treatment.* However, due to their lack of sensitivity and specificity, currently available laboratory tests make the diagnosis of hemolysis, or its exclusion, elusive.* Because heme degradation yields equimolar concentrations of carbon monoxide (CO) and bilirubin, end tidal carbon monoxide (ETCO) provides an estimation of the rate of bilirubin production and a more direct measure of hemolytic rate.*

                                   EXHIBIT B

                           NON-PRICE SPECIFICATIONS

Please include in this Exhibit information on what assistance your company will offer our hospitals in the development, implementation and maintenance of their universal infant hearing screening programs.


                                 See attached


Term of Contract -- February 1, 2000 through January 31, 2003, with two optional one-year extensions.

Novation marketing fee -- [***]

For "Super Committed" participation level, an additional [***] fee will be added for the hardware sales.

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CLINICAL EDUCATION              NATUS

--------------------------------------------------------------------------------

SUCCESSFUL SCREENING PROGRAMS REQUIRE NOT ONLY ADVANCE TECHNOLOGY, BUT COMPREHENSIVE TRAINING AND SUPPORT.

     More than just a developer of the most advanced medical equipment, Natus is committed to supporting every aspect of a newborn hearing screening program. Highly qualified clinical educators provide every customer with comprehensive, hands-on training. Our customers receive educational tools designed for a diverse screening staff, from neonatologists to volunteers, and support materials for program follow-up.

     With every ALGOTM Newborn Hearing Screener, you receive the best equipment available, as well as comprehensive training materials, including educational videos and handbooks with examples of successful ALGO screening programs nationwide.

     The ALGO screener's standardized technology combined with the expertise of our clinical educators allows you to focus on patient care. Natus is the only company with the capacity an experience required to implement universal newborn screening at any level, in hospital or state-based programs.

     Helping you meet the standard of care in your hospital community, and state. That's Natus.

NATUS MEDICAL CLINICAL EDUCATION INCLUDES:

 .    On-Site Inservice training

 .    Newborn Hearing Screening Program Handbook

 .    Inservice and Parent Educational Videos

 .    Clinical References

 .    Ongoing Customer and Technical Support

 .    Ongoing Program Support


[GRAPHIC OMITTED]

Natus Medical Inc.
1501 Industrial Road
San Carlos, CA  94070-4111
650-802-0400
800-255-3901
Fax: 650-802-0401
Customer_Service@natusmed.com
www.natus.com

                                   EXHIBIT C

                              SPECIAL CONDITIONS




                   This page was intentionally left blank.

                           [LETTERHEAD OF NOVATION]

                                   EXHIBIT D
                                   ---------

                                 Award Letter



December 15, 1999

Ms. June Fallon
Vice President - Worldwide Sales
Natus Medical Inc.
1501 Industrial Road
San Carlos, CA 94070-4111

Subject: Acceptance of Bid (Supplier Agreement # CE 90270)

Dear Ms. Fallon:

Novation, LLC ("Novation"), acting in its capacity as agent for VHA, UHC, and HPPI, respectively (and not collectively) and certain of their respective subsidiaries and affiliates, accepts our sole-sourced proposal for universal infant hearing screening equipment in response to our Invitation To Bid dated May 7, 1999, which was signed and dated by you on June 25, 1999. Attached to this letter is Exhibit Q of CE90270.

The "Agreed Percentage" for the Marketing Fee will be [***] and for the "Super Committed Hardware" pricing tier the Marketing Fee will be [***].

The Effective Date of this Agreement will be February 1, 2000.

Novation looks forward to a successful implementation of this Agreement.


Sincerely,


/s/ Eldon Petersen

Eldon Petersen
Group Senior Vice President
Novation, LLC

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                   EXHIBIT E

                 FORMS OF PURCHASE, LEASE, LICENSE, FINANCING
                           AND/OR SERVICE AGREEMENTS

  Financing: Natus agrees to cooperate with Member's request for alternative financing which may be offered through third parties upon Natus' review and acceptance of any such program.

                                   EXHIBIT F

                           MINIMUM DELIVERY SCHEDULE



                         Delivery of Hardware: [***]
                         Delivery of Supplies: [***]

   These terms are part of our standard terms noted on all quotations. Terms are also confirmed with the customer via fax and/or phone when the order is received.

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                   EXHIBIT G

                              LIQUIDATED DAMAGES



                              Not applicable-None

                                   EXHIBIT H

               TERMS AND CONDITIONS FOR NEW TECHNOLOGY EXCHANGE

  As offered and available, upgrades and trade-ins allowances will be offered to Novation Members at a [***] at or [***] or [***] to other like customers who purchase at a similar volume or commitment level.

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                   EXHIBIT I

                               SITE PREPARATION



                                Not applicable

                                   EXHIBIT J

                             INSTALLATION/ASSEMBLY



                                Not applicable

                                   EXHIBIT K

                    SCHEDULE OF TECHNICAL SERVICE TRAINING



                                Not applicable

                                   EXHIBIT L

                                   WARRANTY


Warranty is valid for one year from the date of purchase.

================================================================================

WARRANTY - ALGO(TM) NEWBORN HEARING SCREENER

--------------------------------------------------------------------------------

Standard Warranty

Natus Medical Inc. warrants to the initial Purchaser that each new "Warranted Product" purchased hereunder will be free from defects in workmanship and materials for a specified period of one year ("Warranty Period") from the date of its initial shipment to Purchaser. "WARRANTED Products" consist solely of (a) each product which expressly states that the product includes a warranty for a specified time period (the Warranty Period for that product), and (b) those other Natus products for which express warranties are given and Warranty Periods are stated in the user manuals or package inserts for such products. Repair or replacement of Products under this warranty does not extend the Warranty Period.

Natus' only obligations under this warranty are (1) to repair or replace any Warranted Product (or part thereof) that Natus reasonably determines to be covered by this warranty and to be defective in workmanship or materials and (2) to provide loaner equipment in the circumstances stated below.

To request repair or replacement under this warranty, Purchaser should contact Natus at 1501 industrial Road, San Carlos, California 94070, 1-800-255-3901 or 650-802-0400. If, on the basis of the information provided by Purchaser, Natus reasonably believes that the defect is covered by this warranty, Natus will authorize Purchaser to return the Warranted Product (or part thereof) to Natus. If the Warranted Product is to be repaired rather than replaced, Natus will promptly ship a comparable loaner product for use by Purchaser during the period that the Warranted Product or part is at the Natus facility for service. Natus shall determine whether to repair or replace products and parts covered by this warranty and all Products or parts replaced shall become property of Natus. In the course of warranty service, Natus may, but shall not be required to, make engineering improvements to the Warranted product or part thereof.

Loaner Policy

Purchaser is responsible for any damage to or loss of any loaner equipment while it is at Purchaser's location. Purchaser must return loaner equipment within 14 days after receiving the repaired or replaced product or receiving notice from Natus that the Product returned by Purchaser is not covered by warranty. If Purchaser does not return loaner equipment within 14 days after the return due date, then Purchaser agrees to pay Natus reasonable value of the loaner equipment or a reasonable daily rental fee, whichever Natus selects.

================================================================================

Shipping Procedures

If Natus reasonably determined that a repair or replacement is covered by the warranty, Natus shall bear the costs of shipping the loaner Product and the repaired or replacement Product to Purchaser. All other shipping costs shall be paid by Purchaser. Risk of loss or damage during shipments under this warranty shall be borne by the party shipping the Product.

Products shipped by Purchaser under this warranty shall be suitably packaged to protect the Product. If Purchaser ships a product to Natus in unsuitable packaging, any physical damage present in the Product on receipt and inspection by Natus (and not previously reported) will be presumed to have occurred in transit and will be the responsibility of Purchaser.

Exclusions

This warranty does not extend to any Warranted Products or parts thereof: that have been subject to misuse, neglect or accident; that have been damaged by causes external to the Warranted Product, including by but not limited to failure of or faulty electrical power; that have been used in violation of Natus' instructions; that have been affixed to any nonstandard accessory attachment; on which the serial number has been removed or made illegible; that have been modified by anyone other than Natus; or that have been disassembled, serviced or reassembled by anyone other than Natus, unless authorized prior to such service by Natus. ALGO(TM) Newborn Hearing Screener calibration is not covered under standard warranty service.

Natus makes no warranty (a) with respect to ALGO(TM) Newborn Hearing Screeners, any other disposable products or any other products that are not Warranted Products, (b) with respect to any products purchased from a person other than Natus or a Natus-authorized distributor or (c) with respect to any product sold under a brand name other than Natus.

THIS WARRANTY, TOGETHER WITH ANY OTHER EXPRESS WRITTEN WARRANTY THAT MAY BE ISSUED BY NATUS, IS THE SOLE AND EXCLUSIVE WARRANTY AS TO NATUS' PRODUCTS, EXTENDS ONLY TO THE PURCHASER AND IS EXPRESSLY IN LIEU OF ANY OTHER ORAL OR IMPLIED WARRANTIES INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NATUS SHALL NOT BE LIABLE FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL LOSS, DAMAGE OR EXPENSE (INCLUDING, WITHOUT LIMITATION, LOST PROFITS) DIRECTLY ARISING FROM THE SALE, INABILITY TO SELL, USE OR LOSS OF USE OF ANY PRODUCT.

Extended Warranty

Extended warranties are available to cover the ALGO(TM) Newborn Hearing Screener. An extended warranty covers all items listed under the standard warranty agreement above and is valid for one year. The extended warranty also covers ONE annual calibration. To inquire about pricing, please contact Natus Technical Service.

                                    EXHIBIT M

                                OPTIONAL SOFTWARE
                                 (if applicable)




                                 Not applicable

                                    EXHIBIT N

                               PRICING RELATING TO
                            CUSTOMIZATION OF SOFTWARE
                                 (if applicable)




                                 Not applicable

                                    EXHIBIT O

                       FORM OF SOFTWARE LICENSE AGREEMENT
                                 (if applicable)




                                  See attached

           Other third party commercial licenses available on request.
                             (i.e. NT, McAfee, etc.)

NATUS SOFTWARE LICENSE AGREEMENT

IMPORTANT - READ CAREFULLY: This Natus Software License Agreement (NSLA) is a legal agreement between you (either an individual or a single entity) and Natus Medical Incorporated (Natus) for the software included with the ALGO(TM) Newborn Hearing Screening System (ALGO System) and any software options or upgrades supplied therewith, which includes computer software and associated media, printed materials, and "online" or electronic documentation ("SOFTWARE PRODUCT"). By installing or otherwise using the SOFTWARE PRODUCT, you agree to be bound by the terms of this NSLA. If you do not agree to the terms of this NSLA, do not install or use the SOFTWARE PRODUCT; you may, however, return it and the rest of the ALGO System to the company or authorized distributor from which you purchased it for a full refund by following the procedure for authorized product returns set forth in the materials supplied with the product.

SOFTWARE PRODUCT LICENSE

The SOFTWARE PRODUCT is protected by copyright laws and international copyright treasures, as well as other intellectual property laws and treaties. The SOFTWARE PRODUCT is part of a medical device and may not be modified in any way. The SOFTWARE PRODUCT is licensed, not sold.

1.     GRANT OF LICENSE.  This NSLA grants you the following rights:

1.1 License. You may install and use one copy of the SOFTWARE PRODUCT on the ALGO System with which it was supplied.

1.2 Limitations on Modification, Reverse Engineering, Decompilation, And Disassembly. You may not nor may you allow or encourage any third party to, modify, reverse engineer, decompile, or disassemble the SOFTWARE PRODUCT, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

1.3 Separation of Components. The SOFTWARE PRODUCT is licensed as a single product. Its component parts may not be separated for use on more than one computer.

1.4    Rental. You may not rent, lease, or lend the SOFTWARE PRODUCT.

1.5 Software Transfer. You may not sell, lend, lease, or otherwise transfer the SOFTWARE PRODUCT to any third party without Natus' prior written consent which Natus may withhold at its sole discretion.

1.6 Termination. Without prejudice to any other rights, Natus may terminate this NSLA if you fail to comply with the terms and conditions of this NSLA. In such event, you may not use the SOFTWARE PRODUCT or any of its component parts in any way.

2. COPYRIGHT. All title and copyrights in and to the SOFTWARE PRODUCT (including but not limited to any images, photographs, animations, video, audio, music, text, and "applets" incorporated into the SOFTWARE PRODUCT), the accompanying printed materials, and any copies of the SOFTWARE PRODUCT are owned by Natus or its suppliers. The SOFTWARE PRODUCT is protected by copyright laws and international treaty provisions. Therefore, you must treat the SOFTWARE PRODUCT like any other copyrighted material except that you may install the SOFTWARE PRODUCT on the ALGO System with which it was supplied. You may not copy the printed materials accompanying the SOFTWARE PRODUCT.

3. U.S. GOVERNMENT RESTRICTED RIGHTS. If you are acquiring the SOFTWARE PRODUCT on behalf of any part of the United States Government, the following provisions apply. The SOFTWARE PRODUCT and accompanying documentation are deemed to be "commercial computer software" and "commercial computer software documentation" respectively pursuant to DFAR Section 227 7202 and FAR 12.212(b), as applicable. Any use, modification, reproduction, release, performance, display, or disclosure of the SOFTWARE PRODUCT and/or the accompanying documentation by the U.S. Government or any of its agencies shall be governed solely by the terms of this NSLA and shall be prohibited except to the extent expressly permitted by the terms of this NSLA. Any technical data provided that is not covered by the above provisions is deemed to be "technical data-commercial items" pursuant to DFAR Section 227.7015(a). Any use, modification, reproduction, release, performance, display, or disclosure of such technical data shall be governed by the terms of DFAR
Section 227.7015(b).

4.     MISCELLANEOUS

4.1 Governing Law. This NSLA is governed by the laws of the State of California (without regard to its conflict of law rules).

4.2 Severability. In the event that any court of competent jurisdiction declares any portion of this NSLA invalid or otherwise unenforceable, the remainder of this NSLA shall remain in force and shall be unaffected by such invalidity or unenforceability.

4.3 Entire Agreement. This NSLA constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations, and understandings, oral or written.

5.     LIMITED WARRANTY

5.1 Warranty. The SOFTWARE PRODUCT is warranted as part of the ALGO System. The warranty for the product is set forth in the documentation for the product.

5.2 Disclaimer. NATUS DOES NOT WARRANT THAT THE SOFTWARE PRODUCT WILL BE ERROR FREE OR THAT ITS USE WILL BE UNINTERRUPTED. THE WARRANTY SPECIFIED IN PARAGRAPH 5.1 IS THE SOLE WARRANTY APPLICABLE TO THE SOFTWARE PRODUCT AND NATUS HEREBY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT.

6. INDEMNIFICATION OF NATUS. You hereby indemnify Natus, its officers, directors, and employees, and agree to defend and hold them harmless from and against any and all fines, liability, damage, loss, or expense (including reasonable attorneys fees) arising from any third party claim, demand, action, or proceeding based upon (a) any operation or failure of the ALGO System caused by any improper maintenance of, modification of, or tampering with the SOFTWARE PRODUCT or any other portion of the ALGO System by you or any third party, (b) any operation or failure of the ALGO System caused by your failure to install any updated or corrected software provided to you directly or indirectly by Natus, or incurred in the settlement or avoidance of any such claim, provided, however, that Natus shall give prompt notice to you of the assertion of any such claims and provided further that you shall have the right to select counsel and participate (at your own expense) in the defense thereof.

7. CONFLICT WITH REGULATORY REQUIREMENTS. In the event of any conflict between the terms of this NSLA and any law, or federal or state medical device regulations, such law or regulations shall prevail and the conflicting provisions of this NSLA shall be deemed inoperative.

                                   EXHIBIT P

                        OTHER INFORMATION REQUIREMENTS

     Novation and Supplier desire to facilitate contract administration transactions ("Transactions") by electronically transmitting and receiving data in agreed formats in substitution for conventional paper-based documents and to assure that such Transactions are not legally invalid or unenforceable as a result of the use of available electronic technologies for the mutual benefit of the parties.

     The parties agree as follows:

1.   Prerequisites.

     a.   Documents: Standards. Each party will electronically communicate to or
          --------------------
receive from the other party all of the required documents listed in the Novation Electronic Communication Requirements Schedule attached hereto (collectively "Documents"). All Documents will be communicated in accordance with the standards set forth in the applicable sections of the Novation Information Requirements Guidebook ("Guidebook"). Supplier agrees that the Guidebook is the Confidential Information of Novation and will not disclose information contained therein to any other party.

     b.   Third Party Service Providers. Documents will be communicated
          -----------------------------
electronically to each party, as specified in the Guidebook, through any third party service provider ("Provider") with which either party may contract or VHAseCure.net(TM). Either patty may modify its election to use, not use or change a Provider upon thirty (30) days' prior written notice. Each party will be responsible for the costs of any Provider with which it contracts. unless the parties otherwise mutually agree in writing.

     c.   Signatures. Each party will adopt as its signature an electronic
          ----------
identification consisting of symbol(s) or code(s) which are to be affixed to or contained in each Document transmitted by such party ("Signatures"). Each party agrees that any Signature of such party affixed to or contained in any transmitted Document will be sufficient to verify such party originated and intends to be bound by such Document. Neither party will disclose to any unauthorized person the Signatures of the other party.

2.   Transmissions.
     -------------

     a.   Verification. Upon proper receipt of any Document, the receiving party
          ------------
will promptly and properly transmit a functional acknowledgment in return, unless otherwise specified in the Guidebook.

     b.   Acceptance. If acceptance of a Document is required by the Guidebook,
          ----------
any such Document which has been properly received will not give rise to any obligation unless and until the party initially transmitting such Document has properly received in return an Acceptance Document (as specified in the Guidebook).

     c.   Garbled Transmission. If any properly transmitted Document is received
          --------------------
in an unintelligible or garbled form, the receiving party will promptly notify the originating party (if identifiable from the received Document) in a reasonable manner. In the absence of such a notice, the originating party's records of the contents of such Document will control.

3.   Transaction Terms.


     a.   Confidentiality. No information contained in any Document or otherwise
          ---------------
exchanged between the parties will be considered confidential, except to the extent provided by written agreement between the parties, or by applicable law.

     b.   Validity: Enforceability. Any Document properly transmitted pursuant
          ------------------------
to this Agreement will be considered, in connection with any Transaction, to be a "writing" or "in writing"; and any such Document when containing, or to which there is affixed, a Signature ( "Signed Documents") will be deemed for all purposes to have been "signed" and to constitute an "original" when printed from electronic files or records established and maintained in the normal course of business.

4.   Standards.

ASC x 12 - Novation Information Requirements Guidebook

5.   Third Party Service Providers.

(If the parties will be transmitting Documents directly, insert "NONE")

Company       Van Name        Address                    Telephone
-------       --------        -------                    ---------
                              Number
                              ------

Novation     AT&T             12976 Hollander Drive      800/624-5672
                              Bridgeton, MO 63044

            NOVATION ELECTRONIC COMMUNICATION REQUIREMENTS SCHEDULE

This form is being completed by: June Fallon        Date: 11-17-99
                                 -----------------        -------------
                                   (Your Name)

Your Company Name: Natus Medical Inc.          Your Title: VP - Field Operations
                   --------------------------              ---------------------

Phone: (800) 255-3901     E-mail: jfallon@natus.com    Fax: (650) 802-6620
       -----------------          -------------------       -------------------

Please complete the following questionnaire. Your answers to the following will be used for planning purposes by the Novation Information Services staff. If your company can already send the listed electronic information, please note this in the date field.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        WHEN WILL YOUR
                                                                                                       COMPANY MEET THIS
NOVATION REQUIREMENT                                    NOVATION EXPECTATION                         REQUIREMENT (MM/DD/YY)
-----------------------------------------------------------------------------------------------------------------------------------
Requirement 1:   New Contract Launch               This only applies to new contracts          Your Novation product manager will
                                                   unless your company never provided          address this as new contacts are
                 See Section 4.2                   this information.  If needed, your          negotiated
                                                   Novation product manager will contact
                                                   you.
                                                   Due at Contract Signing
-----------------------------------------------------------------------------------------------------------------------------------
Requirement 2:   Ongoing Contract Maintenance      Novation must receive contract item         Date: 11/17/99
                                                   and pricing updates as prices change,
                 See Section 4.3                   and when items are added or deleted         Will send information via (check one)
                                                   form contract.                                  (   )    EDI 832
                                                   Due 60 days prior to the effective              ( X )    Novation Interim
                                                   date of the line item add/delete/change                  File Format
-----------------------------------------------------------------------------------------------------------------------------------
Requirement 3A   Summary Sales Reporting           Current paper reports must be                Date: 11/17/99
                                                   converted to electronic reporting
                 See Section 4.4.2                 immediately.  This will not be needed        You will report sales by
                                                   once your company can report line item          (  ) LIC or (  ) HIN (x) Zip code
                                                   sales.  See Requirement 3B.                  One or the other MUST BE USED
                                                   Due at the first contract reporting
                                                   period.
-----------------------------------------------------------------------------------------------------------------------------------
Requirement 3B:  Detailed Line Item Sales          Instead of monthly summary reports,          Date: 11/17/99
                 Reporting                         detailed line item reports will be           You will report sales by
                                                   sent electronically.  Plan for a             ( ) LIC Number or ( ) HIN Zip Code
                 See Section 4.4.3                 90-day testing period before
                                                   stopping Requirement 3A.                     (x) Interim file or (  )EDI 867
                                                   Begin testing within 120 days of             If using interim file, proposed
                                                   contract effective date                      date for converting to EDI
                                                                                                Date: unknown
                                                                                                One of the other MUST BE USED
-----------------------------------------------------------------------------------------------------------------------------------
Requirement 4:   Membership                        You must be able to receive and              Date: 11/17/99
                                                   process periodic membership updates
                 See Section 4.5                   Due immediately                                e-mail
-----------------------------------------------------------------------------------------------------------------------------------
Requirement 5:   Commitment Forms                  Details which members have and have          Date: 11/17/99
                                                   not signed your contract enrollment
                                                   forms, if needed.
                 See section 4.6                   Due immediately, if applicable                 e-mail
-----------------------------------------------------------------------------------------------------------------------------------
Requirement 6:   Sales Representative Contract     Able to update Sales Representative          Date: 11/17/99
                 Information                       information from a Business Partner
                                                   Repository System download.                    e-mail
                 See Section 4.7                   Due within 30 days of contract signing.
-----------------------------------------------------------------------------------------------------------------------------------
Requirement 7:   Product Cross-referencing         Able to update the items on contract         Date: 11/17/99
                                                   with competitive cross-reference
                                                   information.
                 See Section 4.8                   Due within 90 days of contract signing         e-mail
-----------------------------------------------------------------------------------------------------------------------------------
Business Partner Repository System (BPRS) Access   Able to connect to Novation BPRS via         Date: 11/17/99
                                                   the VHAseCURE.net(TM).                       How many of our company employees
                 See Section 3.0                   Due within 60 days of contract signing.      need access to your Novation BPRS
                                                                                                site? 5
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Return within 30 Days to:
             Bill King, Manager, Supply Partner Operations, Novation LLC, 220 East Las Colinas Blvd., Irving, TX 75039
                            Telephone: (972) 581-5022, Fax: (972) 581-5154, E-mailbking@novationco.com

                                   EXHIBIT Q
                           AGREEMENT EXCEPTION FORM

Supplier Name: Natus Medical Inc.
               ------------------

Printed Name:  June Fallon
               -----------

Authorized
Signature:     /s/  W. H. Lawrenson
               ---------------------
               W. H. LAWRENSON, CFO

Title:         Vice President-Field Operations                   Date: 11/23/99
               -------------------------------                         --------

The agreement is hereby amended by the following items:

Page 1. Section 1a. Introduction - Purchasing and Leasing Opportunities for
        Members. End of section.

        -Add "Not withstanding the above, Member will not include any Supplier customer that, at the time of placing an order, declares themselves to be a member of a different buying group, or who maintains they are not a member of Novation. Supplier will keep Novation apprised of apparent differences in memberships.

Page 2. Section 2c. Contract Award - [***] Terms. 2nd sentence. -After second reference to [***] add [***]

Page 2. Section 2c. Contract Award - [***] Terms. 4th sentence.
        -Change sentence to read, "If at any time during the [***] any [***] that [***] or [***] are [***], [***] may provide [***] of such [***] to
         [***], and [***] within [***] days for [***] and within [***] days for all other [***], advise [***] in [***] of and [***] will [***] agree that [***] will [***]."
        -Add "The parties shall [***] to reach such [***]."

Page 2. Section 2e. Contract Award - Notification of Changes of Pricing and
        Terms. 1st sentence.
        -Change [***]
        -Delete [***] to [***].
        -Change "change" to "increase"

Page 2. Section 2e. Contract Award - Notification of Changes of Pricing and
        Terms. 2nd sentence.
        -Delete sentence.

Page 3. Section 2f. Contract Award - Underutilized Businesses. 2nd sentence.
        -After 2nd reference to "Novation" add "commercially reasonable" -After the word "programs" add "of which Member informs Novation in writing"

Page 3. Section 2f. Contract Award - Underutilized Businesses. End of section.
        -Add to end of section. "Information will be supplied to Novation as is routinely available from Supplier."

Page 3. Section 3b. Terms and Termination - Termination by Novation. Subsection
        (1).

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

         -After "Agreement" add "after being given 30 days prior written notice of breach and opportunity to cure, except for a breach of either
          Section 9 or Section 13, for which there shall be no cure period."

Page 3. Section 3b. Term and Termination - Termination by Novation. Last sentence.
         -The number "one hundred eighty (180)" is changed to "thirty (30).

Page 3. Section 3c. Termination by Supplier.
         -Add to end of sentence "and may terminate immediately if Novation is in breach of Section 13."

Page 3. Section 4a. Product Supply - Delivery and Invoicing. 1st sentence.
         -Change "destination" to "FOB origin".

Page 3. Section 4a. Product Supply - Delivery and Invoicing 2nd sentence.
         -Change "absorb" to "add".

Page 4. Section 4a. Product Supply - Delivery and Invoicing. 4th sentence.
         -After the word "needs" add "and when mutually agreed to at the time of order."

Page 4. Section 4a. Product Supply - Delivery and Invoicing. Last sentence.
         -After last reference to "Agreement" add "unless otherwise agreed to by Member."

Page 4. Section 4b. Product Supply - Supplies. Second sentence.
         -After the "All" add "reasonable".
         -After the word "Supplies" add "as long as all Product recommendations and Directions for use are in full compliance."

Page 4. Section 4c. Product Supply - Product Fill Rates; Confirmation and Delivery Times. 2nd sentence.
         -After the word "via" add "either hard copy or by"
         -Change [***]
         -Delete all words after the 2nd reference to the word "within" -After the 2nd reference to the word "within" add "specified and usual delivery terms."

Page 4. Section 4d. Product Supply - Manuals/Schematics/Inspection Procedures. 2nd sentence.
         -After the word "manuals" add "for user maintained items in accordance with Supplier's Product warranty and guidelines"

Page 4. Section 4d. Product Supply - Manuals/Schematics/Inspection Procedures. Last sentence.
         -Change "two (2) to "four (4)"

Page 4. Section 4f. Product Supply - Discontinuation of Products; Changes is Packaging. 1st sentence.
         -After "unilateral right" add "unless implemented on a national basis to all customers"

Page 4. Section 4f. Product Supply - Discontinuation of Products; Changes in Packaging. 2nd sentence.
         -Change [***] to [***]

Page 4. Section 4f. Product Supply - Discontinuation of Products; Changes in Packaging. 3rd sentence.
         -After "Novation's agreement" add "which agreement will not be unreasonably withheld,"

Page 5. Section 4f. Product Supply - Discontinuation of Products; Changes in Packaging. 4th sentence Part (ii).
         -Add "for [***] after delivering written notice"

Page 5. Section 4f. Product Supply - Discontinuation of Products, Changes in Packaging. 4th sentence Part (iii).

         -Add "for [***] after delivering written notice"

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Page 5. Section 4h. Product Supply - New Technology. 1st sentence.
        -After "thereof" and "when such technology is ready for the market."


Page 5. Section 4i. Product Supply - Product Acceptance. Entire Section.
        -Delete in its entirety.
        -Replace with "At the [***] of the Member, [***] will [***] Member with an [***] and a [***] at [***] to the Member for the [***] the [***] Member of the [***] for a period not to exceed [***]. [***] will [***] return [***] at the [***] of the [***]."

Page 6. Section 4j. Product Supply - Site Preparation.
        -Delete in its entirety as section is not applicable.

Page 6. Section 4k. Product Supply - Installation/Assembly.
        -Delete in its entirety as section is not applicable.

Page 6. Section 4l. Product Supply - Installation/Environmental Issues. 1st sentence.

        -"Supplier" is changed to "Member".

Page 6. Section 4m. Product Supply - Member Services. 2nd sentence.
        -After the word "and" add ", if applicable,".
        -After first reference to "representatives" delete remainder of sentence.

Page 6. Section 4n. Product Supply - Training. 1st through 4th sentences.
        -Delete in their entirety.

Pages 6 and 7. Section 4n. Product Supply - Training. 5th sentence.
        -Delete "In addition,".
        -After the word "provide" add "reasonable, mutually agreeable". -Change [***] to [***].
        -Change "for the period required" to "for a reasonable period as required"

Page 7. Section 4n. Product Supply - Training. Last sentence.
        -Change "Member" to "Member (original owner)".
        -Change "the life" to "the reasonable life".

        -Change "no additional charge" to "a cost to be determined". -Delete "regardless of where training is performed".

Page 7. Section 4o. Product Supply - Product Deletion.
        -Delete entire Section.

Page 7. Section 4p. Product Supply - Return of Products. 1st sentence. Subsection (1).
        -Delete "ordered or"

Page 7. Section 4p. Product Supply - Return of Products. 1st sentence. Subsection (2).
        -After "nonconforming" add "through no act or omission of the Member;"

Page 7. Section 4p. Product Supply - Return of Products. 2nd sentence.
        -Delete "under any of the following circumstances: (1) the Supplies are no longer needed by the Member due to deletion from its standard supply list or changes in use patterns, provided the Supplies are returned at least (6) months prior to their expiration date and are in re-saleable condition; or (2)"
         -After "Supplier" add "if"

Page 7. Section 4q. Product Supply - Failure to Supply. 1st sentence.

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

         -After the word "sources" add ", as may be specified in the Product
          Documentation and labeling from time to time.

Page 7. Section 4q. Product Supply - Failure to Supply. End of section.
         -Add [***] of any [***] shall be [***] to the extent that [***] is [***] by [***] or [***] or [***]. [***] in [***] shall [***] have
          [***] for any [***] or [***], [***] and on [***], whether for [***]
          (including [***]) or otherwise, [***] this [***] including but not limited to [***] such [***] has been [***] of the [***] of [***]. These [***] shall [***] any [***] of any [***]. The [***] such [***]
          from [***] shall have used [***] to [***] the [***] of the [***] and [***]. If such [***] occurs [***] for a [***] or [***], the [***] not
          [***] the [***] may [***] upon [***] to the [***]."

Page 8. Section 5a. Product Quality - Free From Defects. 3rd sentence
         -After "will" add "substantially".

Page 8. Section 5a. Product Quality - Free From Defects. 7th sentence.
         -Change "widespread failure" to read "a general recall".
         -Delete "credit or".
         -Delete "at its option".

Page 8. Section 5a. Product Quality - Free From Defects. Last sentence.
         -End of sentence add "elsewhere under this Agreement".

Page 8. Section 5b. Product Quality - Warranty Service. 2nd sentence.
         -After "reason" add "due to the fault of the Supplier".

Page 8. Section 5b. Product Quality - Warranty Service. Last sentence.
         -After the last "Member" add "per Supplier's Technical Services
          Terms and Conditions".

Page 8. Section 5c. Product Quality - Replacement Parts. 1st sentence.
         -After "assembles", add "if available".

Page 8. Section 5c. Product Quality - Replacement Parts. 4th sentence.
         -Delete entire sentence.

Page 8. Section 5c. Product Quality - Replacement Parts. Last sentence.
         -After the word "longer" add "for parts it manufactures, or its third party vendor's standard warranty for parts it purchases."

Page 8. Section 5d. Product Quality - Service Response Time. 1st sentence.
         -Delete "guarantees".
         -After "Supplier" add "will make best efforts to provide"
         -Change "one (1)" to [***].
         -After the word "phone" delete [***]
         -Delete "service".
         -After the word "equipment" add "; on-site service is not appropriate or not available."

Page 9. Section 5e. Product Quality - Up Time Guarantee. 2nd paragraph. Sentences 2, 3, 4.
          -Delete [***].

Page 9. Section 5e. Product Quality - Up Time Guarantee. 2nd paragraph. Sentence 5.

          -Delete "In addition,".

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

          -After [***] add "as is supported by continuous auditable written records of such up time"

Page 9.  Section 5g. Product Quality-Upgrades. 2nd sentence.
          -Change "given" to "offered".
          -Change [***] the Member" to [***] at [***] any such [***] becomes
           [***].


Page 9.  Section 5g. Product Quality-Ugrades. 3rd sentence.
          -Delete in its entirety

Page 9.  Section 5g. Product Quality - Upgrades. End of section.
          -Add "Documentation will be made available to assist users in the installation".

Page 9.  Section 5h. Product Quality - Customization Software.
          -Delete in its entirety.

Page 10. Section 5i. Product Quality-Operation Software. 3rd sentence.
          -After "software" add "proprietary to Supplier and commercially available".
          -After "Member" add "only to the extent licensed by the Supplier"

Page 10. Section 5i. Product Quality-Operation Software. 2nd sentence
          -After "Member" add only to the extent licensable by Supplier"

Page 10. Section 5i. Product Quality-Operation Software. 3rd sentence
          -After "software" add "and commercially available"

Page 10. Section 5i. Product Quality-Operation Software. Last sentence.
          -Change "be installed within two (2) weeks after release" to "be user installable".

Page 10. Section 5j. Product Quality-Diagnostic Software. Entire Section.
          -Delete in its entirety

Page 10. Section 5k. Product Quality-Data Conversion/Interfaces. 1st sentence.
          -Change "perform" to "support".
          -After 2nd reference to "conversion", add "by providing information normally provided by Supplier which may be useful in the Member's data conversion".

Page 10. Section 5k. Product Quality-Data Conversion/Interfaces. 2nd sentence.
          -Delete in its entirety.

Page 10. Section 5k. Product Quality-Data Conversion/Interfaces. 3rd sentence.
          -After "requested" add "and publicly available as requested".

Page 10. Section 5k. Product Quality-Data Conversion/Interfaces. 5th sentence.
          -Delete in its entirety.

Page 10. Section 51. Service Contract Cancellation.
         -Delete entire section.

Page 10. Section 5(m). Product Compliance.
         -After each reference to Products add "manufactured by or under the direction of Supplier".

Page 11. Section 5n. Product Quality - Patent Infringement. 1st sentence.
         -After "warrants" insert "to the best of its knowledge and belief".


__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Page 11. Section 5n. Product Quality - Patent Infringement. End of section.
         -Add "Uses Excluded from Patent Indemnity. (i) the use of the Product modified or altered in any way except as expressly modified, authorized or specified by Supplier; (ii) the combination, operation, or use of the Products with any equipment not supplied by Supplier or expressly authorized or specified by Supplier; or (iii) any alteration of the Products made by any person other than Supplier except as expressly authorized or specified by Supplier.".

Page 11. Section 5p. Product Quality - Recall of Products. 1st sentence.
         -After "Member" replace "any cost" with "actual and reasonable costs".


Page 11. Section 5q. Product Quality-Shelf Life. 2nd sentence.
         -Change [***] to [***].

Page 13. Section 7a. Reports and Other Information Requirements - Report
         Content. Subsection (4).
         -After "Novation" add "and Supplier".
         -Change "request" to "agree upon".

Page 14. Section 7c. Reports and Other Information Requirements-Other
         Information Requirements. End of section.
         -Add "Electronic commerce will be provided when available, in accordance with industry guidelines".

Page 14. Section 8b. Obligations of Novation. Marketing Services. End of section.
         -Add " Novation will support Supplier access to neonatology and pediatric physician meetings."

Page 14. Section 9a. Marketing Fees-Calculation. 1st sentence.
         -After "net lease revenues" and ", including [***] and [***],".

Page 15. Section 9b. Marketing Fees-Payment.
         -Delete [***].
         -Add "[***] will pay [***] on [***], as determined in [***], for the [***] by the [***]."

Page 15. Section 9b. Marketing Fee - Payment. Third paragraph.
         -After "check" add "and monthly report"

Page 16. Section 10. Administrative Damages.
         -Delete [***].

Page 16. Section 11. Nonpayment or Insolvency of a Member. First sentence.
         -Delete "prior".

Page 16. Section 12a. Insurance-Policy Requirements. 2nd sentence.
         -Change [***] to [***].
         -Delete [***].

Page 16. Section 12a. Insurance-Policy Requirements. 3rd sentence.
         -Change [***] to [***].

Page 17. Section 14. Release and Indemnity. 1st sentence.
         -Delete [***].

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Page 18. Section 14. Release and Indemnity. 2nd sentence.
         -Delete [***].
         -Change "WHERE" to "TO THE EXTENT";
         -Delete [***].

Page 18. Section 15. Books and Records; Facilities Inspections. 2nd sentence.
         -After "audit by" add "an independent CPA designated by".
         -Delete "representatives".

Page 18. Section 15. Books and Records; Facilities Inspections. 3rd sentence.
         -Delete "subject to Novation's right to conduct special audits whenever it deems it to be necessary to carry out the purposes of this agreement".

Page 18. Section 15. Books and Records; Facilities Inspections. 4th sentence.
         -After "will" add "reasonably".

Page 18. Section 17a. Nondisclosure. 1st sentence.
         -Change "Supplier agrees that it will:" to "Novation and Supplier agree to:"

Page 18. Section 17a. Nondisclosure. Subsection (1).
         -Change "Novation, the Clients, and the Members;" to "the parties;".

Page 18. Section 17a. Nondisclosure. Subsection (2).
         -Delete "Novation" add "the other;".

Page 19. Section 17a. Nondisclosure. Subsection (3).
         -Delete "Novation" add "the other".

Page 19. Section 17a. Nondisclosure. Subsection (4).
         -Change "return to Novation, the Client, or the Member, as the case may be, the" to read "both Will destroy or return to the other pertinent".

Page 19. Section 17c. Nondisclosure. Addition of Section.
         -Add "Novation shall instruct the Members to keep confidential information related to prices."

Page 20. Section 18e. Miscellaneous - No Assignment. 1st sentence.
         - End of sentence, add "upon prior written notice."

Exhibit P. Other Information Requirements. End of First Paragraph.
         - Add "Electronic commerce transactions will be conducted according to industry standards, when available.
         - Remainder of Exhibit P is deleted in its entirety.

__________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.